Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF

IN RE:			}	CASE NUMBER
			}	13-11456
}
}
}
DEBTOR(S)	GMX Resources Inc.		}	CHAPTER 11

DEBTOR'S STANDARD MONTHLY OPERATING REPORT (BUSINESS)

FOR THE PERIOD
	FROM	September 1, 2013	TO	September 30, 2013

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

/s/ William H. Hoch
Attorney for Debtor's Signature

Debtor's Address and Phone Number:	Attorney's Address and Phone Number:
GMX Resources Inc.	Crowe & Dunlevy
9400 N. Broadway, Suite 600	20 North Broadway, Suite 1800
Oklahoma City, OK 73114	Oklahoma City, OK 73102
405-600-0711	405-235-7700

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 21st day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources on the United States Trustee Program Website, http://www.justice.gov/ust/r20/index.htm.

1.	Instructions for Preparations of Debtor’s Chapter 11 Monthly Operating Report
2.	Initial Filing Requirements
3.	Frequently Asked Questions (FAQs)

MOR-1

SCHEDULE OF RECEIPTS AND DISBURSEMENTS
FOR THE PERIOD BEGINNING September 1, 2013 AND ENDING September 30, 2013

Name of Debtor: GMX Resources Inc.     Case Number 13-11456
Date of Petition: April 1, 2013

		CURRENT MONTH	CUMULATIVE PETITION TO DATE
1.	FUNDS AT BEGINNING OF PERIOD	5,613,188	945,484
2.	RECEIPTS:
	A. Cash Sales	—	—
	Minus: Cash Refunds	—	—
	Net Cash Sales	—	—
	B. Accounts Receivable	4,748,062	37,654,945
	C. Other Receipts (See MOR-3)	286,719	11,213,547
3.	TOTAL RECEIPTS (Lines 2A+2B+2C)	5,034,781	48,868,492
4.	TOTAL FUNDS AVAILABLE FOR OPERATIONS (Line 1 + Line 3)	10,647,969	49,813,976
5.	DISBURSEMENTS
	A. Advertising	—	—
	B. Bank Charges	1,040	14,125
	C. Contract Labor	124,349	389,381
	D. Fixed Asset Payments (not incl. in “N”)	261,768	5,841,669
	E. Insurance	119,992	1,634,359
	F. Inventory Payments (See Attach. 2)	—	36,838
	G. Leases	448,975	3,517,571
	H. Manufacturing Supplies	—	—
	I. Office Supplies	162,470	364,301
	J. Payroll - Net (See Attachment 4B)	320,278	2,439,823
	K. Professional Fees (Accounting & Legal)	2,011,443	7,272,203
	L. Rent	55,247	456,004
	M. Repairs & Maintenance	12,183	82,750
	N. Secured Creditor Payments (See Attach. 2)	516,667	3,381,056
	O. Taxes Paid - Payroll (See Attachment 4C)	140,112	902,416
	P. Taxes Paid - Sales & Use (See Attachment 4C)	—	4,408
	Q. Taxes Paid - Other (See Attachment 4C)	1,204	20,681
	R. Telephone	12,794	108,736
	S. Travel & Entertainment	4,743	59,526
	T. U.S. Trustee Quarterly Fees	—	8,125
	U. Utilities	—	133,233
	V. Vehicle Expenses	4,508	4,657
	W. Other Operating Expenses (See MOR-3)	2,214,225	18,906,143
6.	TOTAL DISBURSEMENTS (Sum of 5A thru W)	6,411,998	45,578,005
7.	ENDING BALANCE (Line 4 Minus Line 6)	4,235,971	4,235,971

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 24th day of October, 2013	/s/ Michael J. Rohleder
Michael J. Rohleder, President

(a)This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)This figure will not change from month to month. It is always the amount of funds on hand as of the date of the petition.
(c)These two amounts will always be the same if form is completed correctly.

MOR-2

MONTHLY SCHEDULE OF RECEIPTS AND DISBURSEMENTS (cont’d)

Detail of Other Receipts and Other Disbursements

OTHER RECEIPTS:
Describe Each Item of Other Receipt and List Amount of Receipt. Write totals on Page MOR-2, Line 2C.

Description	CURRENT MONTH	CUMULATIVE PETITION TO DATE
Debtor In Possession ("DIP") Loan	$—	$9,540,000
Cash distribution from Endeavor Gathering LLC	77,600	851,330
Return of excess insurance deposit	41,650	212,348
Receipt of state tax credits	—	57,840
Settlement from SemCrude bankruptcy	—	88,944
Miscellaneous refunds and receipts	167,469	463,085
Total	$286,719	$11,213,547

“Other Receipts” includes Loans from Insiders and other sources (i.e. Officer/Owner, related parties directors, related corporations, etc.). Please describe below:

Loan Amount (1)	Source of Funds	Purpose	Repayment Schedule
N/A

OTHER DISBURSEMENTS:

Describe Each Item of Other Disbursement and List Amount of Disbursement. Write totals on Page MOR-2, Line 5W.

Description	CURRENT MONTH	Previous Month(s)	CUMULATIVE PETITION TO DATE
Return of erroneous joint interest payment received	—	621,265	621,265
Monthly gathering and transportation fee to Endeavor Gathering	161,315	3,021,941	3,183,256
Reimbursement to Endeavor Pipeline	858,304	3,468,417	4,326,721
Settlement of hedges	—	1,808,593	1,808,593
Volumetric production payment	—	857,840	857,840
Monthly distribution to royalty and working interest owners	1,056,278.71	6,459,289	7,515,568
Miscellaneous disbursements	138,326.82	454,573	592,900
Total	2,214,225	16,691,918	18,906,143

NOTE: Attach a current Balance Sheet and Income (Profit & Loss) Statement. See Exhibit I Attached

MOR-3

ATTACHMENT 1

MONTHLY ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
Name of Debtor: GMX Resources Inc. Case Number: 13-11456
Reporting Period beginning September 1, 2013 Period ending September 30, 2013
ACCOUNTS RECEIVABLE AT PETITION DATE: $50,089,238
ACCOUNTS RECEIVABLE RECONCILIATION
(Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

	Oil & Gas Sales	Joint Interest Billing	Other Accounts Receivable (1)	Intercompany Receivable/Payable (2)	Total
Beginning of Month Balance (a)	$7,754,858	$682,720	$(39,879)	$20,816,701	$29,214,400
Plus: Current Month New Billings	$4,207,871	$90,761	$(35,152)	$209,723	$4,473,203
Minus: Collection During Month (b)	$(4,524,707)	$(210,806)	$(50)	$(12,500)	$(4,748,063)
Minus: Revenue Netting	$—	$(19,649)	$—	$—	$(19,649)
Plus/Minus: Adjustments or Writeoffs	$—	$93,414	$—	$—	$93,414
End of Month Balance (c)	$7,438,022	$636,440	$(75,081)	$21,013,924	$29,013,305
(1) Other Accounts Receivable contains Accounts Receivable due from a third party involving the Cotton Valley asset sale, and other Miscellaneous Receivables.
(2) Intercompany Receivable/Payable includes amounts due to or due from Endeavor Gathering LLC, which is a subsidiary of the Company that is not part of the consolidated bankruptcy filing.
*For any adjustments or Write-offs provide explanation and supporting documentation, if applicable:
Adjustment of $93,414 relates to joint interest billings overpaid by the company that will be reimbursed.
POST PETITION ACCOUNTS RECEIVABLE AGING
(Show the total for each aging category for all accounts receivable)

	0-30 Days	31-60 Days	61-90 Days	Over 90 Days	Total
Oil & Gas Sales - For the current reporting month	$2,861,752	$1,419,360	$—	$—	$4,281,112
Joint Interest Billing	$31,551	$12,855	$31,795	$177,028	$253,229
Other Accounts Receivable	$—	$—	$—	$—	$—
Intercompany Receivable/Payable	$142,455	$15,221	$633,080	$2,046,962	$2,837,718

For any receivables in the “Over 90 Days” category, please provide the following:

Customer	Receivable Date	Status
See Exhibit VI	See Exhibit VI	See Exhibit VI

(a)This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)This must equal the number reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 2B).
(c)These two amounts must equal.

MOR-4

ATTACHMENT 2

MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor: GMX Resources Inc. Case Number: 13-11456

Reporting Period beginning September 1, 2013 Period ending September 30, 2013

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition. In the alternative, a computer generated list of payables may be attached provided all information requested below is included.

POST-PETITION ACCOUNTS PAYABLE

Date Incurred	Days Outstanding	Vendor	Description	Amount (b)
See note below
See Exhibit II attached. Note that the listing does not include accruals for invoices not yet received as of the closing of the financial statements for the current month.

☑ Check here if pre-petition debts have been paid. Attach an explanation and copies of supporting documentation. The Company was given the authority to pay approximately $6.9 million in pre-petition debts. The court order providing authorization to pay these debts was previously provided with the filing of the April 2013 operating report. See Exhibit III attached, which is the schedule of pre-petition debts paid in the current reporting period.

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Unsecured Debt Only)

Opening Balance (a)	$3,739,793
PLUS: New Indebtedness Incurred This Month	3,614,011
MINUS: Amount Paid on Post Petition Accounts Payable This Month	(4,334,959)
PLUS/MINUS: Adjustments *	—
Ending Month Balance (c)	$3,018,845

*For any adjustments provide explanation and supporting documentation, if applicable.

MOR-5

SECURED PAYMENTS REPORT
List the status of Payments to Secured Creditors and Lessors (Post Petition Only). If you have entered into a modification agreement with a secured creditor/lessor, consult with your attorney and the United States Trustee Program prior to completing this section).

Secured Creditor/Lessor	Date Payment Due This Month	Amount Paid This Month	Number of Post Petition Payments Delinquent	Total Amount of Post Petition Payments Delinquent
DIP Loan Agreement Interest and Commitment Fee	9/30/2013	$516,667	$—	$—

TOTAL (d)		$516,667

(a)This number is carried forward from last month’s report. For the first report only, this number will be zero.
(b, c)The total of line (b) must equal line (c).
(d)This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5N).

MOR-6

ATTACHMENT 3
INVENTORY AND FIXED ASSETS REPORT

Name of Debtor: GMX Resources Inc.     Case Number: 13-11456

Reporting Period beginning September 1, 2013 Period ending September 30, 2013

INVENTORY REPORT

	Inventory Balance at Petition Date	Inventory Balance @ Beginning of Month	Inventory Purchased During the Month	Inventory Used	Adjustments	Ending Inventory
Material Inventories	$3,299,079	$3,177,324	$—	$14,794	$—	$3,162,530
Oil Inventory	$69,600	$28,999	$—	$3,326	$—	$25,673
Total Inventory	$3,368,679	$3,206,323	$—	$18,120	$—	$3,188,203

METHOD OF COSTING INVENTORY: Method of Costing Inventory: Inventory consist of Materials used to maintain on Oil & Gas properties and crude oil in tanks. The cost of materials are based upon the purchase price of the item using FIFO method of valuation. Cost of Oil Inventory is based upon the lifting cost of producing the oil.
*For any adjustments or write-downs provide explanation and supporting documentation, if applicable. N/A

INVENTORY AGING
Note: This section is not applicable. Other than oil in tanks, which is sold on a daily or weekly basis, the Company's inventory is held for oil and gas properties and not for resale.

Less than 6 months old	6 months to 2 years old	Greater than 2 years old	Considered Obsolete	Total Inventory
N/A - See Note Above	N/A - See Note Above	N/A - See Note Above	N/A - See Note Above	$3,188,203
* Aging Percentages must equal 100%.
☐ Check here if inventory contains perishable items.
Description of Obsolete Inventory: N/A
FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE (b): Fair market value of fixed assets at petition date is not available.
(Includes Property, Plant and Equipment)
BRIEF DESCRIPTION (First Report Only): Fixed assets include the Company's oil and natural gas properties, pipeline and related facilities, drilling rigs, machinery and equipment, buildings, leasehold improvements, office equipment and land.

Fixed Asset Reconciliation:
Fixed Asset Book Value at Beginning of Month (a) (b)	$245,220,234
Minus: Depreciation Expense	(1,176,755)
Plus: New Purchases	1,102,637
Plus/Minus: Adjustments or Write-downs *	(16,666)
Ending Monthly Balance	$245,129,450
*For any adjustments or write-downs, provide explanation and supporting documentation, if applicable. Adjustment of $16,666 respresents the sale of equipment.
BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD: Capitalized interest, leasehold costs, capitalized G&A, intangible drilling costs, and well equipment.
(a)This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)Fair Market Value is the amount at which fixed assets could be sold under current economic conditions. Book Value is the cost of the fixed assets minus accumulated depreciation and other adjustments.

MOR-7

ATTACHMENT 4A

MONTHLY SUMMARY OF BANK ACTIVITY - OPERATING ACCOUNT

Name of Debtor: GMX Resources Inc. Case Number: 13-11456

Reporting Period beginning September 1, 2013 Period ending September 30, 2013

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity (See Exhibit V). A standard bank reconciliation form can be found at http://www.justice.gov/ust/r20/index.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

Name of Bank:	Capital One Bank	Branch:	N/A
Account Name:	GMX Resources Inc. Operating Account and Controlled Disbursement Account	Account Number:	XXXXXX7607 (Operating and Sweep Account) XXXXX1752 (Disbursements Account)

PURPOSE OF ACCOUNT: OPERATING

Ending Balance per Bank Statement	$4,642,609
Plus: Total Amount of Outstanding Deposits	22,703
Minus: Total Amount of Outstanding Checks and Other Debits *	(481,530)
Minus Service Charges	—
Ending Balance per Check Register **(a)	$4,183,782

*Debit cards are used by: N/A

**If Closing Balance is negative, provide explanation: N/A

The following disbursements were paid in Cash (do not includes items reported as Petty Cash on Attachment 4D: ( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date Amount Payee Purpose Reason for Cash Disbursement

N/A - No disbursements were paid in Cash

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
“Total Amount of Outstanding Checks and other debits”, listed above, includes:

$____N/A________Transferred to Payroll Account
$____N/A________Transferred to Tax Account

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
“Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-8

ATTACHMENT 5A

CHECK REGISTER - OPERATING ACCOUNT

Name of Debtor: GMX Resources Inc. Case Number: 13-11456

Reporting Period beginning September 1, 2013 Period ending September 30, 2013

NAME OF BANK: Capital One Bank BRANCH: N/A

ACCOUNT NAME: GMX Resources Inc. Operating Account and Controlled Disbursement Account

ACCOUNT NUMBER: XXXXXX7607 (Operating and Sweep Account)
XXXXX1752 (Disbursements Account)

PURPOSE OF ACCOUNT: OPERATING

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

CHECK
DATE     NUMBER     PAYEE         PURPOSE            AMOUNT

See Exhibit IV

TOTAL	$

MOR-9

ATTACHMENT 4B

MONTHLY SUMMARY OF BANK ACTIVITY - PAYROLL ACCOUNT

Name of Debtor: GMX Resources Inc. Case Number: 13-11456

Reporting Period beginning September 1, 2013 Period ending September 30, 2013

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.justice.gov/ust/r20/index.htm.

Note: The Company uses a payroll service (Paylocity) to provide payroll and does not have a separate payroll account. Total bi-weekly payroll amounts for the Company are drafted from the operating account by the payroll service and those withdrawals are included in the disbursements section of the Company's operating account.

NAME OF BANK: N/A BRANCH: N/A

ACCOUNT NAME: N/A ACCOUNT NUMBER: N/A
PURPOSE OF ACCOUNT: PAYROLL

Ending Balance per Bank Statement                $ N/A

Plus Total Amount of Outstanding Deposits	$ N/A

Minus Total Amount of Outstanding Checks and other debits	$ N/A *

Minus Service Charges	$ N/A
Ending Balance per Check Register                $ N/A **(a)

*Debit cards must not be issued on this account.

**If Closing Balance is negative, provide explanation: N/A
The following disbursements were paid by Cash: ( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date Amount Payee Purpose Reason for Cash Disbursement
N/A

The following non-payroll disbursements were made from this account:

Date Amount Payee Purpose Reason for disbursement from this account
N/A

(a)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
“Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-10

ATTACHMENT 5B

CHECK REGISTER - PAYROLL ACCOUNT

Name of Debtor: GMX Resources Inc.     Case Number: 13-11456

Reporting Period beginning September 1, 2013 Period ending September 30, 2013

Note: The Company uses a payroll service (Paylocity) to service payroll and does not have a separate payroll account. The total funds are drafted from the operating account by the payroll service and those withdrawals are included in the disbursements section of the Company's operating account.

NAME OF BANK: N/A BRANCH: N/A

ACCOUNT NAME: N/A

ACCOUNT NUMBER: N/A

PURPOSE OF ACCOUNT: PAYROLL

Account for all disbursements, including voids, lost payments, stop payment, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

CHECK
DATE     NUMBER     PAYEE         PURPOSE             AMOUNT

N/A

TOTAL	$

MOR-11

ATTACHMENT 4C

MONTHLY SUMMARY OF BANK ACTIVITY - TAX ACCOUNT

Name of Debtor: GMX Resources Inc. Case Number: 13-11456

Reporting Period beginning September 1, 2013 Period ending September 30, 2013

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found on the United States Trustee website, http://www.justice.gov/ust/r20/index.htm.

Note: The Company does not have a separate bank account related to taxes. Taxes are withdrawn from the Company's operating account. See "Attachment 5c" below for taxes paid and "Attachment 6" below for taxes owed and due for the period.

NAME OF BANK: N/A     BRANCH: N/A

ACCOUNT NAME: N/A     ACCOUNT NUMBER: N/A

PURPOSE OF ACCOUNT: TAX

Ending Balance per Bank Statement	$ N/A
Plus Total Amount of Outstanding Deposits        $ N/A
Minus Total Amount of Oustanding Checks and other debits $ N/A *
Minus Service Charges                    $ N/A
Ending Balance per Check Register                    $ N/A **(a)

*Debit cards must not be issued on this account.

**If Closing Balance is negative, provide explanation: N/A

The following disbursements were paid by Cash: ( ☐ Check here if cash disbursements were authorized by
United States Trustee)

Date	Amount Payee Purpose Reason for Cash Disbursement
N/A

The following non-tax disbursements were made from this account:

Date	Amount Payee Purpose Reason for disbursement from this account
N/A

(a)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
“Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-12

ATTACHMENT 5C

CHECK REGISTER - TAX ACCOUNT

Name of Debtor: GMX Resources Inc.     Case Number: 13-11456

Reporting Period beginning September 1, 2013 Period ending September 30, 2013

Note: The Company does not have a separate check register related to taxes. Taxes are withdrawn from the Company's operating account. See below for taxes paid and "Attachment 6" below for taxes owed and due for the period.

NAME OF BANK: N/A BRANCH: N/A

ACCOUNT NAME: N/A ACCOUNT # N/A

PURPOSE OF ACCOUNT: TAX

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer-generated check register can be attached to this report, provided all the information requested below is included.

CHECK
DATE     NUMBER     PAYEE         PURPOSE            AMOUNT

N/A

TOTAL	(d)
SUMMARY OF TAXES PAID

Payroll Taxes Paid (a)	$140,112
Sales & Use Taxes Paid (b)	—
Other Taxes Paid (c)	1,204
Total (d)	$141,316

(a) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements
(Page MOR-2, Line 5O).
(b) This number is reported in the “Current Month” column of Schedule or Receipts and Disbursements
(Page MOR-2, Line 5P).
(c) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements
(Page MOR-2, Line 5Q).
(d) These two lines must be equal.

MOR-13

ATTACHMENT 4D

INVESTMENT ACCOUNTS AND PETTY CASH REPORT

INVESTMENT ACCOUNTS

Each savings and investment account, i.e. certificates of deposits, money market accounts, stocks and bonds, etc., should be listed separately. Attach copies of account statements.

Instrument	Face Value	Purchase Price	Date of Purchase	Current Market Value
Morgan Stanley Money Market Account	N/A	N/A	N/A	$50,049
Total (a)				$50,049

PETTY CASH REPORT

The following Petty Cash Drawers/Accounts are maintained:

	(Column 2)	(Column 3)	(Column 4)
Location of Box/Account	Maximum Amount of Cash in Drawer/Acct	Amount of Petty Cash on Hand at End of Month	Difference between (Column 2) and (Column 3)
Oklahoma City Office	N/A	$150	N/A
Total (b)		$150

For any Petty Cash Disbursements over $100 per transaction, attach copies of receipts. If there are no receipts, provide an explanation:

N/A

Total Investments Accounts and Petty Cash (a + b) (c)	$50,199

(c)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-14

ATTACHMENT 6

MONTHLY TAX REPORT

Name of Debtor: GMX Resources Inc. Case Number: 13-11456

Reporting Period beginning September 1, 2013 Period ending September 30, 2013

TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, State workmen's compensation, etc.

Name of Taxing Authority	Date Payment Due	Description	Amount	Date Last Tax Return File	Tax Return Period
Texas State Comptroller	9/19/2013	Production & Severance Tax	$2,235	9/18/2013	August-2013
Texas State Comptroller	10/21/2013	Estimated Production & Severance Tax	$1,674	9/18/2013	September-2013
Barber County Treasurer	1/31/2014	Estimated Ad Valorem Taxes	$666	No filings - Billed from County	Year of 2013
Brazos County	1/31/2014	Ad Valorem Taxes	$17.62	4/15/2013	Year of 2013
Cass County Tax Collector	1/31/2014	Ad Valorem Taxes	$417	4/15/2013	Year of 2013
Harrison Central	1/31/2014	Estimated Ad Valorem Taxes	$750,000	4/15/2013	Year of 2013
Harrison County	1/31/2014	Estimated Ad Valorem Taxes	$262,500	4/15/2013	Year of 2013
Marion County, Karen Jones	1/31/2014	Estimated Ad Valorem Taxes	$5,140	4/15/2013	Year of 2013
Panola County Clerk - Tax Assesor	1/31/2014	Ad Valorem Taxes	$3,127	4/15/2013	Year of 2013
Louisiana Dept of Revenue		Estimated 2012 Income Tax	$500	Not yet filed.	Year of 2012
Total			$1,026,277

MOR-15

ATTACHMENT 7

SUMMARY OF OFFICER OR OWNER COMPENSATION

SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor: GMX Resources Inc. Case Number: 13-11456

Reporting Period beginning September 1, 2013 Period ending September 30, 2013

Report all forms of compensation received by or paid on behalf of the Officer or Owner during the month. Include car allowances, payments to retirement plans, loan repayments, payments of Officer/Owner’s personal expenses, insurance premium payments, etc. Do not include reimbursement for business expenses Officer or Owner incurred and for which detailed receipts are maintained in the accounting records.

Name of Officer or Owner	Title	Description	Amount Paid	Company
Michael Rohleder	President	Salary	$32,454	GMX
James Merrill	Chief Financial Officer	Salary	$25,840	GMX
Gary Jackson	Executive Vice President Land	Salary	$25,000	GMX
		Gas Allowance	$1,750	GMX
Harry Stahel	Executive Vice President Finance	Salary	$23,077	GMX
Steve Craig	Director	Director fee	$8,167	GMX
Jon "Tucker" McHugh	Director	Director fee	$8,167	GMX

PERSONNEL REPORT

	Full Time	Part Time
Number of employees at beginning of period	42	—
Number hired during the period	—	—
Number terminated or resigned during the period	1	—
Number of employees on payroll at end of period	41	—

MOR-16

CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life. For the first report, attach a copy of the declaration sheet for each type of insurance. For subsequent reports, attach a certificate of insurance for any policy in which a change occurs during the month (new carrier, increased policy limits, renewal, etc.).

Agent and/or Carrier	Phone Number	Policy Number	Coverage Type	Expiration Date	Premium Due Date
Chubb Group of Insurance Companies (Federal Insurance Company) 15 Mountain View Road Warren NJ 07059	908-903-2000	35863507	Insurance policy covering property, general liability, inland marine, pollution, commercial auto and umbrella liability	2/17/2014	N/A, all premiums have been paid in full
Great American Insurance Company 301 E. 4th Street Cincinnati, OH 45202	513-369-5000	IMP847592804	Insurance Policy covering equipment floater on owned pipe	2/17/2014	N/A, all premiums have been paid in full
First Mercury Insurance Company 26600 Telegraph Road Southfield MI 48033	248-358-4010	TXEX000000598201	Insurance policy covering commerical excess liability	2/17/2014	N/A, all premiums have been paid in full
National Union Fire Ins. Co. C/O Chartis 175 Water Street, 9th Floor NY, NY 10038	212-770-7000	17180256	Directors and officers liability insurance	2/17/2014	N/A, all premiums have been paid in full
US Speciality Insurance Company 8144 Walnut Hill Lane Dallas TX 75231	713-744-3700	14MGU13A28644	Excess directors and officers liability insurance	2/17/2014	N/A, all premiums have been paid in full
Zurich American Insurance Co. 1400 American Lane Schaumburg, IL 60195	1-800-987-3373	WC9280982	Workers compensation and employers liability	12/22/2013	N/A, all premiums have been paid in full
Travelers Casualty and Surety Company of America One Town Square, Hartford, CT 06183	1-800-842-5075	105536833	Crime, fidelity insurance, employment practices & fiduciary liability	12/22/2013	N/A, all premiums have been paid in full

MOR-17

Lincoln National Life Insurance Company 8801 Indian Hills Drive Omaha NE 68114	402-361-7300	403001143	Group term life; accidental death & dismemberment and short-term disability	10/31/2013	N/A, all premiums have been paid in full
Vision Services Plan, Inc. Oklahoma	918-398-2600	30010641	Employee vision insurance	10/31/2013	N/A, all premiums have been paid in full
BlueCross BlueShield of Oklahoma	1-800-942-5837	Y01585	Group health insurance	10/31/2013	N/A, all premiums have been paid in full
Delta Dental	405-607-2100	939600001	Group dental insurance	10/31/2013	N/A, all premiums have been paid in full

The following lapse in insurance coverage occurred this month:

Policy Type	Date Lapsed	Date Reinstated	Reason for Lapse
Operators extra expense policy	8/8/2013	N/A	Not currently drilling

Check here if U. S. Trustee has been listed as Certificate Holder for all insurance policies.

MOR-18

ATTACHMENT 8

SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD

Information to be provided on this page, includes, but is not limited to: (1) financial transactions that are not reported on this report, such as the sale of real estate (attach closing statement); (2) non-financial transactions, such as the substitution of assets or collateral; (3) modifications to loan agreements; (4) change in senior management, etc. Attach any relevant documents.

N/A for this period

We anticipate filing a Plan of Reorganization and Disclosure Statement on or before October 23, 2013.

MOR-19

Exhibit I
GMX Resources Inc.
Balance Sheet

ASSETS	September 30, 2013
CURRENT ASSETS:
Cash and cash equivalents	$4,235,971
Short term investments	—
Accounts receivable - interest owners	561,361
Accounts receivable - oil and natural gas revenues	7,438,024
Accounts receivable - intercompany	21,013,923
Inventories	25,672
Prepaid expenses and deposits	2,319,355
Assets held for sale	409,579
Total current assets	36,003,885

OIL AND NATURAL GAS PROPERTIES, BASED ON THE FULL COST METHOD
Properties being amortized	706,098,562
Properties not subject to amortization	139,874,872
Less accumulated depreciation, depletion and impairment	(613,338,043)
232,635,391

PROPERTY AND EQUIPMENT, AT COST, NET	12,494,059
DERIVATIVE INSTRUMENTS	—
OTHER ASSETS	9,182,719
INVESTMENT IN SUB/INTERCOMPANY	27,551,253
TOTAL ASSETS	$317,867,307

LIABILITIES AND SHAREHOLDERS' EQUITY	September 30, 2013
CURRENT LIABILITIES
Accounts payable	$22,558,969
Accounts payable - Intercompany	14,698,423
Other Accrued Expenses	11,968,005
Accrued interest	36,581,161
Revenue distribution payable	2,152,904
Short-term derivative instruments	—
Current maturities of long-term debt	10,025,750
Total current liabilities	97,985,212

LONG-TERM DEBT, LESS CURRENT MATURITIES	411,852,621
OTHER LIABILITIES	2,329,455

SHAREHOLDERS' EQUITY
9.25% Series B Cumulative Preferred Stock	3,177
Common Stock	98,062
Additonal paid-in capital	718,647,431
Retained earnings (Accumulated deficit)	(913,770,121)
Accumulated other comprehensive income, net of taxes	721,470
Total GMX shareholders' equity	(194,299,981)
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$317,867,307

MOR-20

GMX Resources Inc.
Income Statement

September 30, 2013

O&G sales	$2,430,999
Derivatives	361,168
TOTAL REVENUES	2,792,167

COSTS AND EXPENSES
Lease operating	1,632,859
Production taxes	149,204
Depreciation, depletion and amortization	1,185,425
General and administrative	2,292,453
Total expenses	5,259,941

OPERATING INCOME (LOSS)	(2,467,774)

NON-OPERATING INCOME (EXPENSE)
Interest Income (expense)	(4,183,677)
Interest and other income	3,345
Unrealized gains on derivatives	239
Total non-operating expense	(4,180,093)

Income (loss) before income taxes	(6,647,867)

PROVISION (BENEFIT) FOR INCOME TAXES	122,872

NET INCOME (LOSS)	(6,770,739)
Net income attributable to noncontrolling interest	1,078,451

NET INCOME APPLICABLE TO GMX	(7,849,190)
Preferred stock dividends	612,183

NET INCOME (LOSS) APPLICABLE TO COMMON SHAREHOLDERS	$(8,461,373)

MOR-21

Post Petition Accounts Payable in the Current Reporting Month

Exhibit II

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
4/1/2013	182	Globenewswire, Inc	Investor and Director Expense	$3,750.00
4/2/2013	181	Netjets Aviation, Inc	Travel Meals & Entertainment	55,318.00
4/2/2013	181	The CIT Group/Equipment	Travel Meals & Entertainment	24,390.08
4/22/2013	161	SUPER HEATERS OF NORTH DAKOTA,	8.8 Intang Completion Costs	25,032.00
4/30/2013	153	Netjets Aviation, Inc	Travel Meals & Entertainment	701.50
5/1/2013	152	Globenewswire, Inc	Investor and Director Expense	3,750.00
5/1/2013	152	Moody's Investors Service	Consulting and Prof Fees	14,500.00
5/2/2013	151	Netjets Aviation, Inc	Travel Meals & Entertainment	55,318.00
5/6/2013	147	Gulf States Transmission Corp	Gas transportation	23,405.00
5/8/2013	145	Devon Energy Production Co. LP	8/8 Lease Operating Expense	965.50
5/11/2013	142	GREENLIGHT ENERGY SERVICES	8.8 Workover Expense	400.00
5/13/2013	140	Continental Resources, Inc.	8/8 Lease Operating Expense	22,826.00
5/13/2013	140	GREENLIGHT ENERGY SERVICES	8.8 Workover Expense	1,107.75
5/15/2013	138	Bank Of America Lockbox Serv.	Gas Marketing Fees	30,000.00
5/16/2013	137	Regency Intrastate Gas LP	Gas transportation	450,000.00
5/19/2013	134	GREENLIGHT ENERGY SERVICES	8.8 Intang Completion Costs	1,846.25
5/20/2013	133	Estill, Hardwick, Gable Hall	Consulting and Prof Fees	6,264.00
5/23/2013	130	GREENLIGHT ENERGY SERVICES	8.8 Intang Completion Costs	1,477.00
6/2/2013	120	The CIT Group/Equipment	Travel Meals & Entertainment	24,390.08
6/3/2013	119	Netjets Aviation, Inc	Travel Meals & Entertainment	55,318.00

MOR-22

Post Petition Accounts Payable in the Current Reporting Month

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
6/6/2013	116	Netjets Aviation, Inc	Travel Meals & Entertainment	(183,698.92)
6/7/2013	115	Devon Energy Production Co. LP	8/8 Lease Operating Expense	1,024.43
6/7/2013	115	Looper Reed & McGraw P.C.	Consulting and Prof Fees	13,613.10
6/11/2013	111	Gulf States Transmission Corp	Gas transportation	23,405.00
6/13/2013	109	Continental Resources, Inc.	8/8 Lease Operating Expense	28,135.22
6/17/2013	105	Regency Intrastate Gas LP	Gas transportation	465,000.00
6/18/2013	104	Estill, Hardwick, Gable Hall	Consulting and Prof Fees	5,201.90
6/20/2013	102	Looper Reed & McGraw P.C.	Consulting and Prof Fees	51,086.20
6/20/2013	102	McJunkin Red Man Corporation	8.8 Tang Completion Cost	950.73
6/23/2010	1,195	Osborn & Griffith	8.8 Non-producing LH Costs	—
6/24/2013	98	Bank Of America Lockbox Serv.	Gas Marketing Fees	31,000.00
6/24/2013	98	McJunkin Red Man Corporation	8.8 Tang Completion Cost	168.97
6/25/2013	97	McJunkin Red Man Corporation	General Office Expense	54.09
6/26/2013	96	Gene Myers, of G&J Myers	Rent and Utilities	5,000.00
6/27/2013	95	McJunkin Red Man Corporation	8.8 Tang Completion Cost	3,273.04
6/28/2013	94	BASIN TUBIN' TESTIN'	8.8 Workover Expense	3,106.00
6/30/2013	92	EASYLINK SERVICES	Telecomm and Computing	(95.2)
7/2/2013	90	McJunkin Red Man Corporation	8/8 Lease Operating Expense	53.85
7/5/2013	87	Devon Energy Production Co. LP	8/8 Lease Operating Expense	886.52
7/9/2013	83	Bank Of America Lockbox Serv.	Gas Marketing Fees	30,000.00
7/9/2013	83	Gulf States Transmission Corp	Gas transportation	23,405.00
7/10/2013	82	Globenewswire, Inc	Investor and Director Expense	7,500.00
7/11/2013	81	McJunkin Red Man Corporation	8/8 Lease Operating Expense	403.09
7/16/2013	76	McJunkin Red Man Corporation	8.8 Tang Completion Cost	(6,386.25)

MOR-23

Post Petition Accounts Payable in the Current Reporting Month

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
7/16/2013	76	McJunkin Red Man Corporation	8/8 Lease Operating Expense	465.67
7/17/2013	75	Continental Resources, Inc.	8/8 Lease Operating Expense	7,833.73
7/17/2013	75	Estill, Hardwick, Gable Hall	Consulting and Prof Fees	4,543.80
7/17/2013	75	McJunkin Red Man Corporation	8.8 Workover Expense	589.37
7/19/2013	73	CONWAY MACKENZIE, INC.	Consulting and Prof Fees	63,388.10
7/22/2013	70	Denny's Electric and Motor	8/8 Lease Operating Expense	167.50
7/24/2013	68	Looper Reed & McGraw P.C.	Consulting and Prof Fees	48,753.30
7/25/2013	67	Regency Intrastate Gas LP	Gas transportation	450,000.00
7/25/2013	67	Talon Tools & Testing LP	8.8 Workover Expense	2,388.30
7/31/2013	61	EASYLINK SERVICES	Telecomm and Computing	(83.3)
8/1/2013	60	Globenewswire, Inc	Investor and Director Expense	3,750.00
8/2/2013	59	Hlebechuk Construction Inc.	8.8 Intangible Drilling Costs	1,530.00
8/6/2009	1,516	Beverly James Smith	WIP Intangible Drilling Costs	28.48
8/6/2009	1,516	Kirby Washington, Jr.	WIP Intangible Drilling Costs	5.69
8/6/2009	1,516	Vernon Ray Berry	WIP Intangible Drilling Costs	5.69
8/7/2013	54	Devon Energy Production Co. LP	8/8 Lease Operating Expense	884.00
8/8/2013	53	Superb Services	8.8 Workover Expense	5,800.00
8/9/2013	52	Pitney Bowes Purchase Power	General Office Expense	(11.41)
8/13/2013	48	CONWAY MACKENZIE, INC.	Consulting and Prof Fees	62,949.31
8/14/2013	47	Continental Resources, Inc.	8/8 Lease Operating Expense	(19,300.57)
8/14/2013	47	Total Control Inc.	8.8 Workover Expense	1,150.00
8/16/2013	45	Andrews Kurth, LLP	Consulting and Prof Fees	45,289.50
8/16/2013	45	Dillco Fluid Service, Inc.	8.8 Workover Expense	585.00
8/19/2013	42	Crowe & Dunlevy, P.C.	Consulting and Prof Fees	6,711.80

MOR-24

Post Petition Accounts Payable in the Current Reporting Month

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
8/19/2013	42	Jefferies & Company, Inc.	Consulting and Prof Fees	25,000.00
8/19/2013	42	Shred-It USA, Inc.	General Office Expense	102.60
8/20/2013	41	C & D OILFIELD SERVICES, INC.	8/8 Lease Operating Expense	2,877.50
8/21/2013	40	McJunkin Red Man Corporation	8/8 Lease Operating Expense	107.61
8/22/2013	39	SBG GRASSY BUTTE LLC	8/8 Lease Operating Expense	6,231.75
8/23/2013	38	CONWAY MACKENZIE, INC.	Consulting and Prof Fees	50,010.45
8/23/2013	38	Danlin Industries Corporation	8/8 Lease Operating Expense	1,782.34
8/23/2013	38	Eastern Colorado Well	8.8 Workover Expense	1,079.00
8/23/2013	38	Industrial Electric	8/8 Lease Operating Expense	324.60
8/23/2013	38	SBG GREEN RIVER, LLC	8/8 Lease Operating Expense	1,162.50
8/25/2013	36	Pitney Bowes Purchase Power	General Office Expense	(313.24)
8/25/2013	36	Tammy B. Rodgers	8.8 Workover Expense	4,063.00
8/26/2013	35	Environmental Systems Research	Consulting and Professional Fees	17,231.63
8/26/2013	35	McJunkin Red Man Corporation	8/8 Lease Operating Expense	31.95
8/26/2013	35	Superb Services	8.8 Workover Expense	4,800.00
8/27/2013	34	Shred-It USA, Inc.	General Office Expense	102.60
8/27/2013	34	Total Control Inc.	8.8 Workover Expense	725.00
8/28/2013	33	Lee Graphics, Inc.	General Office Expense	216.50
8/29/2013	32	BSP ENERGY, LLC	8.8 Workover Expense	4,550.00
8/29/2013	32	Dillco Fluid Service, Inc.	8.8 Workover Expense	1,050.00
8/29/2013	32	Fidelity Expl. & Prod. Company	8.8 Tang Completion Cost	20,555.94
8/29/2013	32	JOHNSON CHERRY CREEK, LLC	General Office Expense	3,578.79
8/29/2013	32	RESOLUTE NATURAL RESOURCES	8.8 Intangible Drilling Costs	180.00
8/30/2013	31	CenterPoint Energy Resources C	Gas transportation	155.19

MOR-25

Post Petition Accounts Payable in the Current Reporting Month

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
8/30/2013	31	HPC Acquisition Corp.	8/8 Lease Operating Expense	8,967.91
8/30/2013	31	IHS Global Inc.	Telecomm and Computing	72.00
8/30/2013	31	Largo Gas Compression, Inc.	Operating Expense - Pipeline	1,500.00
8/30/2013	31	McJunkin Red Man Corporation	8.8 Workover Expense	702.01
8/30/2013	31	Thurmond-McGlothlin, Inc.	8/8 Lease Operating Expense	160.00
8/30/2013	31	Thurmond-McGlothlin, Inc.	Operating Expense - Pipeline	400.00
8/31/2013	30	Clements Fluids Henderson, Ltd	8.8 Workover Expense	3,767.10
8/31/2013	30	Elite Power LLC	8/8 Lease Operating Expense	19,530.00
8/31/2013	30	Globe Energy Services, LLC	8/8 Lease Operating Expense	7,767.15
8/31/2013	30	Jonathan T. Hansen	Consulting and Prof Fees	500.00
8/31/2013	30	Solium Capital LLC	Telecomm and Computing	1,148.42
8/31/2013	30	WellEz Information	8.8 Intangible Drilling Costs	1,000.00
8/31/2013	30	Wyoming Casing Service, Inc	8.8 Intangible Drilling Costs	640.00
9/1/2013	29	IHS Global Inc.	Data Subscription	20,752.00
9/1/2013	29	SBG GRASSY BUTTE LLC	8/8 Lease Operating Expense	4,741.50
9/1/2013	29	SBG GREEN RIVER, LLC	8/8 Lease Operating Expense	513.75
9/3/2013	27	Missouri Valley Petroleum	8/8 Lease Operating Expense	6,804.49
9/3/2013	27	Nehls Chevrolet	8/8 Lease Operating Expense	14.50
9/3/2013	27	Pitney Bowes Purchase Power	General Office Expense	(300)
9/3/2013	27	Total Control Inc.	8/8 Lease Operating Expense	472.50
9/4/2013	26	Black Hills Trucking, Inc	General Office Expense	500.00
9/4/2013	26	DCP Midstream, LP	gas processing	18.96
9/4/2013	26	Lee Graphics, Inc.	General Office Expense	276.04
9/4/2013	26	Mclain-Chitwood Office Prods	General Office Expense	44.37
9/4/2013	26	South Gateway Tire Co. Inc.	8/8 Lease Operating Expense	37.17
9/5/2013	25	JNS Trucking, Inc.	8/8 Lease Operating Expense	8,652.50

MOR-26

Post Petition Accounts Payable in the Current Reporting Month

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
9/6/2013	24	B&B HOT OIL SERVICE	8.8 Workover Expense	997.50
9/6/2013	24	C & C Oilfield Services, LLC	8.8 Workover Expense	5,128.44
9/6/2013	24	C & C Oilfield Services, LLC	8/8 Lease Operating Expense	5,382.40
9/6/2013	24	C & C Oilfield Services, LLC	General Office Expense	717.74
9/6/2013	24	C & C Oilfield Services, LLC	Operating Expense - Pipeline	6,147.38
9/6/2013	24	C & C Oilfield Services, LLC	Vehicle maintenance	89.36
9/8/2013	22	SBG GRASSY BUTTE LLC	8/8 Lease Operating Expense	5,685.00
9/8/2013	22	SBG GREEN RIVER, LLC	8/8 Lease Operating Expense	903.75
9/9/2013	21	Shred-It USA, Inc.	General Office Expense	102.60
9/10/2013	20	Ark-la-tex Electric, Inc.	8.8 Workover Expense	1,259.55
9/10/2013	20	AT&T Datacomm, Inc.	Telecomm and Computing	10,397.44
9/10/2013	20	BSP ENERGY, LLC	8.8 Workover Expense	1,000.00
9/10/2013	20	East Texas Copy Systems, Inc.	General Office Expense	62.57
9/10/2013	20	Flow-Zone LLC	Materials Inventory	237.20
9/10/2013	20	Missouri Valley Petroleum	8/8 Lease Operating Expense	8,002.05
9/10/2013	20	Smith Operating & Management	8/8 Lease Operating Expense	3,778.10
9/11/2013	19	Flow-Zone LLC	Materials Inventory	175.49
9/11/2013	19	Flow-Zone LLC	Operating Expense - Pipeline	54.55
9/11/2013	19	IHS Global Inc.	Telecomm and Computing	18.00
9/11/2013	19	JNS Trucking, Inc.	8/8 Lease Operating Expense	11,798.00
9/11/2013	19	Missouri Valley Petroleum	8/8 Lease Operating Expense	4,241.08
9/11/2013	19	Slawson Exploration Co., Inc.	8/8 Lease Operating Expense	3,490.25
9/12/2013	18	DAIOHS, USA Inc	Travel Meals & Entertainment	269.16
9/12/2013	18	Elynx Technologies, LLC	8/8 Lease Operating Expense	1,284.60
9/12/2013	18	Elynx Technologies, LLC	Operating Expense - Pipeline	945.00
9/12/2013	18	Globe Energy Services, LLC	8/8 Lease Operating Expense	3,521.30

MOR-27

Post Petition Accounts Payable in the Current Reporting Month

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
9/12/2013	18	The Bureau of National	Other General & Administrative	1,041.01
9/13/2013	17	Continental Resources, Inc.	8/8 Lease Operating Expense	4,908.11
9/13/2013	17	Landmark Graphics Corporation	Telecomm and Computing	3,013.91
9/13/2013	17	McJunkin Red Man Corporation	8.8 Workover Expense	13,488.76
9/13/2013	17	McJunkin Red Man Corporation	8/8 Lease Operating Expense	19.29
9/15/2013	15	Penn Virginia Oil & Gas, LP	8.8 Workover Expense	823.81
9/16/2013	14	1SOURCE INTERNATIONAL, LLC	Telecomm and Computing	6.39
9/16/2013	14	Elynx Technologies, LLC	8.8 Tang Completion Cost	739.32
9/16/2013	14	McJunkin Red Man Corporation	8.8 Tang Completion Cost	6,170.41
9/16/2013	14	Shred-It USA, Inc.	General Office Expense	102.60
9/17/2013	13	BDR WELL SERVICE, LLC	8.8 Workover Expense	28,867.50
9/17/2013	13	Danlin Industries Corporation	8/8 Lease Operating Expense	11,769.58
9/17/2013	13	Danlin Industries Corporation	Operating Expense - Pipeline	1,216.56
9/17/2013	13	GEOPLANE SERVICES	General Office Expense	330.83
9/17/2013	13	McJunkin Red Man Corporation	8.8 Tang Completion Cost	1,899.64
9/17/2013	13	Mclain-Chitwood Office Prods	General Office Expense	119.14
9/17/2013	13	Missouri Valley Petroleum	8/8 Lease Operating Expense	6,876.16
9/18/2013	12	McJunkin Red Man Corporation	8.8 Tang Completion Cost	1,426.69
9/19/2013	11	ALL COPY PRODUCTS, INC.	General Office Expense	64.57
9/19/2013	11	Crowe & Dunlevy, P.C.	Consulting and Prof Fees	28,203.79
9/19/2013	11	James P. Hill Distributor Inc.	Operating Expense - Pipeline	(734.83)
9/19/2013	11	McJunkin Red Man Corporation	8.8 Tang Completion Cost	272.60
9/20/2013	10	Jefferies & Company, Inc.	Consulting and Prof Fees	152,428.35

MOR-28

Post Petition Accounts Payable in the Current Reporting Month

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
9/20/2013	10	McJunkin Red Man Corporation	8.8 Tang Completion Cost	5.68
9/20/2013	10	Randy Williams	Travel Meals & Entertainment	86.70
9/22/2013	8	DELTA CONSTRUCTORS, LLC	8.8 Tang Completion Cost	58,128.00
9/23/2013	7	Andrews Kurth, LLP	Consulting and Prof Fees	256,805.16
9/23/2013	7	Lufkin Industries, Inc.	8.8 Workover Expense	5,130.70
9/23/2013	7	US Bank	Consulting and Prof Fees	66,079.69
9/24/2013	6	Lufkin Industries, Inc.	8.8 Workover Expense	13,561.09
9/24/2013	6	Mclain-Chitwood Office Prods	General Office Expense	68.19
9/26/2013	4	DAIOHS, USA Inc	Travel Meals & Entertainment	143.13
9/27/2013	3	BP Corporation North America Inc.	Commodity Swaps	53,236.67
9/27/2013	3	Mimecast North America, Inc.	Telecomm and Computing	1,300.00
				$3,018,845.68

MOR-29

Pre-petition Accounts Payable Paid in the Current Reporting Month

Exhibit III

Check Date	Check No	Vendor Name	Transaction Amt on Check
9/20/2013	216570	Larco Ltd	100.00
Total Pre-petition Accounts Payable paid in September 2013			$100.00

MOR-30

All Disbursements for the Current Reporting Month

Exhibit IV

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
9/4/2013	WT2319	Central Hydraulic, Inc.	APSI 2.5" JET PUMP	45,112.20
9/4/2013	WT2319	Central Hydraulic, Inc.	APSI 2.5 JET PUMP	90,224.40
9/4/2013	WT2320	Blue Cross Blue Shield Of Okla	SEPT 2013 - MEDICAL Ins	59,469.35
9/4/2013	WT2321	Blue Cross Blue Shield Of Okla	SEPT 2013 - MEDICAL Ins	15,521.60
9/4/2013	WT2322	Delta Dental Of Oklahoma	SEPT 2013 - DENTAL Ins	5,204.46
9/4/2013	WT2323	George S. Newton & Assoc., Inc	Employee Insurance	1,895.54
9/5/2013	WT2324	Paylocity	09/06/13 PAYROLL - Taxes	60,129.28
9/5/2013	WT2325	Paylocity	09/06/13 PAYROLL - Net	137,421.58
9/5/2013	WT2326	The Lincoln National Life	SEPT 2013 - LIFE Insurance	4,230.36
9/5/2013	WT2327	AFLAC, Inc.	SEPT 2013 - Health Ins	2,394.02
9/5/2013	WT2328	Vision Servies Plan, Inc., OK	SEPT 2013 - EYE Ins	893.34
9/6/2013	216442	Bakken Oil LLC	SURFACE USE	484.84
9/6/2013	216443	Blocker-Crossroads Water	WATER	39.20
9/6/2013	216444	Bowie Cass Electric	Electricity	147.65
9/6/2013	216445	C & C Oilfield Services, LLC	DRESS UP SLOPES	1,369.00
9/6/2013	216446	CCH Incorporated	DUES	163.43
9/6/2013	216447	Central Hydraulic, Inc.	Well work	1,416.50
9/6/2013	216448	Century Link	Telephone	5.55
9/6/2013	216449	Citrix Online, LLC	GOTOMEETING CORP	195.00
9/6/2013	216450	Denny's Electric and Motor	Well work	7,976.94
9/6/2013	216451	EPIQ BANKRUPTCY SOLUTIONS	BANKRUPTCY SERVICES	91,304.72
9/6/2013	216451	EPIQ BANKRUPTCY SOLUTIONS	BANKRUPTCY SERVICES	80,597.46
9/6/2013	216452	Emerald Oil, Inc.	JIB	93,414.44
9/6/2013	216453	Fidelity Expl. & Prod. Company	07/13 FIDELITY EXPL	8,471.85
9/6/2013	216454	Gemini Solutions, Inc.	MONTH(S) SUPPORT	2,165.00
9/6/2013	216455	Greg Ryan	MEALS	74.34
9/6/2013	216455	Greg Ryan	OFFICE SUPPLIES	11.03
9/6/2013	216455	Greg Ryan	WAPL EDUCATION	325.00
9/6/2013	216455	Greg Ryan	HOTEL, AIRFARE,	2,460.53

MOR-31

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
9/6/2013	216456	XH, LLC	07/13 XTO ENERGY billing	8,910.15
9/6/2013	216457	Hemco, Inc.	MAG GEAR	287.90
9/6/2013	216458	JNS Trucking, Inc.	100 BBLS SWD	125.00
9/6/2013	216458	JNS Trucking, Inc.	120 BBLS SWD	450.00
9/6/2013	216458	JNS Trucking, Inc.	520 BBLS SWD	650.00
9/6/2013	216458	JNS Trucking, Inc.	REMOVE WATER	150.00
9/6/2013	216458	JNS Trucking, Inc.	320 BBLS SWD	400.00
9/6/2013	216458	JNS Trucking, Inc.	REMOVE OIL &	90.00
9/6/2013	216458	JNS Trucking, Inc.	606 BBLS SWD	757.50
9/6/2013	216458	JNS Trucking, Inc.	1175 BBLS SWD	1,468.75
9/6/2013	216458	JNS Trucking, Inc.	465 BBLS SWD	581.25
9/6/2013	216458	JNS Trucking, Inc.	444 BBLS SWD	555.00
9/6/2013	216458	JNS Trucking, Inc.	591 BBLS SWD	738.75
9/6/2013	216458	JNS Trucking, Inc.	494 BBLS SWD	617.50
9/6/2013	216458	JNS Trucking, Inc.	1441 BBLS SWD	1,801.25
9/6/2013	216458	JNS Trucking, Inc.	635 BBLS SWD	793.75
9/6/2013	216458	JNS Trucking, Inc.	1011 BBLS SWD	1,263.75
9/6/2013	216458	JNS Trucking, Inc.	REMOVE RAIN WATER	240.00
9/6/2013	216458	JNS Trucking, Inc.	210 BBLS SWD	262.50
9/6/2013	216458	JNS Trucking, Inc.	LOAD 50 BBLS FROM	240.00
9/6/2013	216459	Jon William (Tucker) Mchugh	MONTHLY RETAINER	4,166.67
9/6/2013	216460	Largo Gas Compression, Inc.	COMPRESSOR RENTAL	1,500.00
9/6/2013	216461	Lenorman Properties, LLC	OFFICE RENT	40,605.84
9/6/2013	216461	Lenorman Properties, LLC	OFFICE RENT 8TH	11,316.67
9/6/2013	216461	Lenorman Properties, LLC	TENANT BILLBACKS	200.00
9/6/2013	216462	Loblolly Tree Farm, L.P.	DAMAGE RELEASE &	400.00
9/6/2013	216463	Lufkin Industries	ALIGN UNIT, TALKED	910.27
9/6/2013	216464	M & L Septic Services, LLC	SERVICE CONTRACT ON	350.00
9/6/2013	216465	Mclain-Chitwood Office Prods	OFFICE SUPPLIES	161.61
9/6/2013	216466	Mike Rohleder	AIRPORT TRANSPORTATION	269.52
9/6/2013	216467	Nick A. Sommer	Geological Consulting	14,767.50
9/6/2013	216468	P2ES Holdings, Inc.	BOLO MONTHLY MAINT	15,020.36

MOR-32

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
9/6/2013	216469	Paul, Weiss, Rifkind, Wharton	LEGAL FEES	402,854.47
9/6/2013	216470	Penn Virginia Oil & Gas, LP	Joint Interest billing	773.89
9/6/2013	216470	Penn Virginia Oil & Gas, LP	Joint Interest billing	1,935.17
9/6/2013	216470	Penn Virginia Oil & Gas, LP	Joint Interest billing	1,455.13
9/6/2013	216470	Penn Virginia Oil & Gas, LP	Joint Interest billing	1,378.74
9/6/2013	216471	Petrofiche, Inc.	PARTE CO, NE, WY, - data	2,220.92
9/6/2013	216472	Pitney Bowes Global Financial	POSTAGE MACHINE	1,433.81
9/6/2013	216473	Lexisnexis	ONLINE research software	541.00
9/6/2013	216474	Reserve Account	POSTAGE	1,000.00
9/6/2013	216475	SBG GRASSY BUTTE LLC	HAUL PRODUCTION	5,856.75
9/6/2013	216476	SBG GREEN RIVER, LLC	HAUL PRODUCTION	2,206.50
9/6/2013	216477	Shred-It USA - Denver	SHREDDING	95.89
9/6/2013	216478	South Gateway Tire Co. Inc.	VEHICLE MAINT -	649.02
9/6/2013	216479	Steven Craig	MONTHLY Director Fees	4,166.67
9/6/2013	216480	Tammy B. Rodgers	Equipment rental	1,822.15
9/6/2013	216481	Thurmond-McGlothlin, Inc.	CDMA COMMUNICATIONS	560.00
9/6/2013	216482	Toledo Automotive Supply, Inc.	VEHICLE MAINT -	531.32
9/6/2013	216483	Total Compliance Connection	HR compliance	900.00
9/6/2013	216484	Tres Management Inc.	ENGINEERING consulting	7,802.81
9/6/2013	216485	Tyler Rohleder	REIMBURSE FOR RPL	300.00
9/6/2013	216486	United Parcel Service, Inc.	POSTAGE	404.42
9/6/2013	216487	Verizon Wireless	CELL PHONES	1,595.55
9/6/2013	216488	WILDBOYZ CONSULTING	SUPERVISION APRIL	5,250.00
9/6/2013	216488	WILDBOYZ CONSULTING	SUPERVISION MAY 2013	5,425.00
9/6/2013	216488	WILDBOYZ CONSULTING	SUPERVISION - MAY	9,000.00
9/6/2013	216489	WellEz Information	WATSON A S24-11-1H	100.00

MOR-33

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
9/6/2013	216489	WellEz Information	WATSON B N34-11-1H	100.00
9/6/2013	216490	Whiting Oil & Gas Corporation	NETTED REVENUE	(11,545.99)
9/6/2013	216490	Whiting Oil & Gas Corporation	JIB billing	49,440.17
9/6/2013	216491	Wyoming Casing Service, Inc	LANGE 11-30-3H C/C	9,840.00
9/9/2013	WT2329	East Texas Exploration, LLC	JULY 2013 SKIM OIL	21,236.36
9/10/2013	216492	BILLINGS COUNTY RECORDER	RECORDING FEES	260.00
9/10/2013	216493	DENTONS US LLP	LEGAL FEES	325.00
9/10/2013	216494	LARAMIE COUNTY CLERK	RECORDING FEES	24.00
9/10/2013	216495	McAfee & Taft	LEGAL FEES	24,124.26
9/10/2013	216496	SANDLER O'NEILL & PARTNERS LP	PROFESSIONAL FEE	100,000.00
9/10/2013	216497	BEAR LEE INC.	VEHICLE REPAIR -	6,652.40
9/10/2013	WT2330	Missouri Valley Petroleum	PC HYDREX AW 32	1,825.98
9/10/2013	WT2330	Missouri Valley Petroleum	315 GAL DIESEL	1,185.78
9/10/2013	WT2330	Missouri Valley Petroleum	286.5 GAL DIESEL	2,157.00
9/10/2013	WT2330	Missouri Valley Petroleum	767 GAL DIESEL	2,887.29
9/10/2013	WT2330	Missouri Valley Petroleum	267 GAL DIESEL	1,001.11
9/10/2013	WT2330	Missouri Valley Petroleum	320 GAL DIESEL	1,199.84
9/10/2013	WT2330	Missouri Valley Petroleum	292.5 GAL DIESEL	2,193.45
9/10/2013	WT2330	Missouri Valley Petroleum	677 GAL DIESEL	2,538.41
9/10/2013	WT2330	Missouri Valley Petroleum	TANK W/ CONTAINMENT	367.50
9/10/2013	WT2330	Missouri Valley Petroleum	790 GAL DIESEL	3,005.55
9/10/2013	WT2330	Missouri Valley Petroleum	392 GAL DIESEL	1,491.36
9/10/2013	WT2330	Missouri Valley Petroleum	293 GAL DIESEL	1,114.71
9/10/2013	WT2330	Missouri Valley Petroleum	278.5 GAL DIESEL	2,119.10
9/10/2013	WT2331	Nationwide Trust Company	401(k) - EE	12,921.49

MOR-34

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
9/10/2013	WT2331	Nationwide Trust Company	401(k) - ER	6,444.70
9/10/2013	WT2331	Nationwide Trust Company	401(k) - LOANS	658.91
9/10/2013	WT2332	Nationwide Trust Company	401(k) - EE	1,747.00
9/10/2013	WT2332	Nationwide Trust Company	401(k) - ER	898.01
9/10/2013	WT2332	Nationwide Trust Company	401(k) - LOANS	177.35
9/11/2013	216498	Phyllis Burgess	Lease Extensions	1,600.00
9/11/2013	216499	Barbara Glick	Lease Extensions	1,600.00
9/11/2013	216500	Jack Edna	Lease Extensions	1,600.00
9/11/2013	216501	Dale G. Evoniuk	Lease Extensions	1,000.00
9/11/2013	216502	Wallace Wock	Lease Extensions	1,000.00
9/11/2013	WT2333	BUTLER MACHINERY COMPANY	MAINT & REPAIR ON	700.00
9/13/2013	216503	A.F. Whatley Construction	VACUMM TRUC TO FILL	525.00
9/13/2013	216504	AAPL	REGISTRATION FEE	520.00
9/13/2013	216505	Andrews Kurth, LLP	LEGAL FEES	288,053.78
9/13/2013	216505	Andrews Kurth, LLP	LEGAL FEES	170,076.00
9/13/2013	216505	Andrews Kurth, LLP	LEGAL FEES	(557.4)
9/13/2013	216506	B&B HOT OIL SERVICE	60 BBLS F/W - CLEAN	990.00
9/13/2013	216506	B&B HOT OIL SERVICE	28 BBLS SWD DOWN	1,230.00
9/13/2013	216506	B&B HOT OIL SERVICE	HEAT UP OIL TANK	810.00
9/13/2013	216507	BLACKHAWK ENERGY SERVICES, INC	TRUCKING	6,623.53
9/13/2013	216508	Black Hills Trucking, Inc	STORAGE OF DRILL	500.00
9/13/2013	216509	C & C Oilfield Services, LLC	CLEAN LOCATION	446.81
9/13/2013	216509	C & C Oilfield Services, LLC	PUMPER	502.28
9/13/2013	216509	C & C Oilfield Services, LLC	REPLACE FILTERS	223.41
9/13/2013	216509	C & C Oilfield Services, LLC	MOW & WEEDEAT P/L	491.49
9/13/2013	216509	C & C Oilfield Services, LLC	REPAIR POLY LEAKON	5,479.03
9/13/2013	216509	C & C Oilfield Services, LLC	INSTALL DOUBLE	1,068.12

MOR-35

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
9/13/2013	216509	C & C Oilfield Services, LLC	DIG PIT FOR W/O RIG	1,808.20
9/13/2013	216509	C & C Oilfield Services, LLC	REPAIR 2 1" DUMP	173.91
9/13/2013	216509	C & C Oilfield Services, LLC	TAKE PSI WASHER AND	268.09
9/13/2013	216509	C & C Oilfield Services, LLC	REBUILD OIL & WATER	178.73
9/13/2013	216509	C & C Oilfield Services, LLC	PUMP S/W OUT OF	268.09
9/13/2013	216509	C & C Oilfield Services, LLC	LOAD 8 JNTS OF TBG	289.85
9/13/2013	216510	CenterPoint Energy Gas Process	Gas Processing/transportation	8,081.44
9/13/2013	216510	CenterPoint Energy Gas Process	Gas Processing/transportation	35,681.14
9/13/2013	216511	Cintas Corporation	UNIFORMS & FLOOR	606.00
9/13/2013	216512	Corbyn Hampton, PLLC	GMXR, INC. ET AL.	440.00
9/13/2013	216513	Cox Communications, Inc.	CABLE 09/04-10/03	93.75
9/13/2013	216513	Cox Communications, Inc.	PHONE, INTERNET,	1,532.72
9/13/2013	216514	Crowe & Dunlevy, P.C.	LEGAL FEES	29,799.56
9/13/2013	216514	Crowe & Dunlevy, P.C.	LEGAL FEES	15,936.24
9/13/2013	216514	Crowe & Dunlevy, P.C.	LEGAL FEES	26,253.80
9/13/2013	216514	Crowe & Dunlevy, P.C.	LEGAL FEES	(1,207.44)
9/13/2013	216515	DAIOHS, USA Inc	COFFEE, CREAMER,	360.69
9/13/2013	216516	EDWARDS WILDMAN PALMER LLP	LEGAL FEES	7,157.58
9/13/2013	216517	East Texas Copy Systems, Inc.	Printer Expense	62.79
9/13/2013	216518	Elite Power LLC	GENERATOR RENTAL	2,178.75
9/13/2013	216519	Fredrikson & Byron, P.A.	Land Consulting	5,853.16
9/13/2013	216520	Globe Energy Services, LLC	100 BBLS SWD	240.00
9/13/2013	216520	Globe Energy Services, LLC	120 BBLS SWD	288.00
9/13/2013	216520	Globe Energy Services, LLC	130 BBLS SWD	2,333.50
9/13/2013	216520	Globe Energy Services, LLC	260 BBLS SWD	1,248.00
9/13/2013	216520	Globe Energy Services, LLC	370 BBLS SWD	444.00

MOR-36

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
9/13/2013	216520	Globe Energy Services, LLC	132 BBLS SWD	158.40
9/13/2013	216520	Globe Energy Services, LLC	261 BBLS SWD	626.40
9/13/2013	216520	Globe Energy Services, LLC	134 BBLS SWD	160.80
9/13/2013	216520	Globe Energy Services, LLC	391 BBLS SWD	918.85
9/13/2013	216520	Globe Energy Services, LLC	374 BBLS SWD	448.80
9/13/2013	216521	Globenewswire, Inc	PRESS RELEASES	3,750.00
9/13/2013	216522	Hardesty Team	REPAIR AIR	2,766.15
9/13/2013	216523	IHS Global Inc.	ONLINE DATA ACCESS	25.00
9/13/2013	216524	Industrial Electric	FLAGGED PROPOSED	395.00
9/13/2013	216525	JNS Trucking, Inc.	OIL TRANSFER	210.00
9/13/2013	216525	JNS Trucking, Inc.	360 BBLS SWD	450.00
9/13/2013	216525	JNS Trucking, Inc.	310 BBLS SWD	387.50
9/13/2013	216525	JNS Trucking, Inc.	340 BBLS SWD	425.00
9/13/2013	216525	JNS Trucking, Inc.	494 BBLS SWD	617.50
9/13/2013	216525	JNS Trucking, Inc.	1202 BBLS SWD	1,502.50
9/13/2013	216525	JNS Trucking, Inc.	290 BBLS SWD	362.50
9/13/2013	216525	JNS Trucking, Inc.	442 BBLS SWD	552.50
9/13/2013	216525	JNS Trucking, Inc.	483 BBLS SWD	603.75
9/13/2013	216525	JNS Trucking, Inc.	1047 BBLS SWD	1,308.75
9/13/2013	216525	JNS Trucking, Inc.	1051 BBLS SWD	1,313.75
9/13/2013	216526	James Merrill	MEALS	358.41
9/13/2013	216526	James Merrill	Management meeting expense	277.44
9/13/2013	216526	James Merrill	PERMIT	618.00
9/13/2013	216527	James P. Hill Distributor Inc.	CHV HDAX 5200 LA 40	946.97
9/13/2013	216528	Jarred Witt	GITHUB ACCT FOR	50.00
9/13/2013	216529	Jefferies & Company, Inc.	PROFESSIONAL Fees	107,760.32
9/13/2013	216529	Jefferies & Company, Inc.	PROFESSIONAL Fees	75,000.00
9/13/2013	216529	Jefferies & Company, Inc.	PROFESSIONAL Fees	(23,309.74)
9/13/2013	216530	Jon William (Tucker) Mchugh	Director Fees	4,000.00
9/13/2013	216531	L & L Engine And Compressor	BRNG. KIT, SEAL KIT	506.11
9/13/2013	216531	L & L Engine And Compressor	SHAFT KIT, SEAL	584.19

MOR-37

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
9/13/2013	216531	L & L Engine And Compressor	MALLARD VALVE	413.89
9/13/2013	216531	L & L Engine And Compressor	FAN BEARING ASSY	518.68
9/13/2013	216532	Mclain-Chitwood Office Prods	OFFICE SUPPLIES	290.87
9/13/2013	216533	Mike Rohleder	DUES	752.34
9/13/2013	216534	Music Mountain Water Co.	BOTTLED WATER	234.68
9/13/2013	216535	Oklahoma Tax Commission	OKLAHOMA ANNUAL	75.00
9/13/2013	216536	Pete Mccarty Oil Co.	FUEL FOR AIR	17.24
9/13/2013	216536	Pete Mccarty Oil Co.	VEHICLE FUEL -	7,508.48
9/13/2013	216537	Petroleum Club	Club Dues	37.50
9/13/2013	216538	Phillip Willits	MEALS	34.38
9/13/2013	216538	Phillip Willits	HOTEL	202.06
9/13/2013	216538	Phillip Willits	PETROLEUM ED	495.00
9/13/2013	216539	Prehire Screening Services LLC	BACKGROUND CHECK -	31.00
9/13/2013	216540	Princess Three Operating, LLC	P&A COSTS	62,928.51
9/13/2013	216541	Randy Williams	OFFICE SUPPLIES	173.40
9/13/2013	216542	ALLIED WASTE SERVICES #070	GARBAGE PICK UP	306.26
9/13/2013	216543	Rollie G. Farris	Geological Consulting	9,600.00
9/13/2013	216544	Roughrider Electric	ELECTRICITY	1,922.24
9/13/2013	216544	Roughrider Electric	ELECTRICITY	1,356.80
9/13/2013	216545	SBG GRASSY BUTTE LLC	HAUL PRODUCTION	5,232.25
9/13/2013	216546	SBG GREEN RIVER, LLC	HAUL PRODUCTION	1,143.75
9/13/2013	216547	Shred-It USA - Denver	SHREDDING	102.60
9/13/2013	216548	Slawson Exploration Co., Inc.	Monthly Joint Interest billing	6.92
9/13/2013	216548	Slawson Exploration Co., Inc.	Monthly Joint Interest billing	0.78
9/13/2013	216548	Slawson Exploration Co., Inc.	Monthly Joint Interest billing	353.43
9/13/2013	216548	Slawson Exploration Co., Inc.	Monthly Joint Interest billing	284.90
9/13/2013	216548	Slawson Exploration Co., Inc.	Monthly Joint Interest billing	250.00
9/13/2013	216548	Slawson Exploration Co., Inc.	Monthly Joint Interest billing	3,715.50

MOR-38

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
9/13/2013	216548	Slawson Exploration Co., Inc.	Monthly Joint Interest billing	196.37
9/13/2013	216548	Slawson Exploration Co., Inc.	Monthly Joint Interest billing	399.73
9/13/2013	216548	Slawson Exploration Co., Inc.	Monthly Joint Interest billing	30.12
9/13/2013	216549	Steven Craig	Director Fees	4,000.00
9/13/2013	216550	Superb Services	MOW & WEEDEAT P/L	5,534.00
9/13/2013	216550	Superb Services	FORKLIFT 07/08-10	1,500.00
9/13/2013	216551	Toledo Automotive Supply, Inc.	ALTERNATOR BELT	35.20
9/13/2013	216552	Tres Management Inc.	ENGINEERING	6,412.66
9/13/2013	216553	Tyler Rohleder	RPL APPLICATION FEE	75.00
9/13/2013	216554	United Parcel Service, Inc.	POSTAGE	180.73
9/13/2013	216555	Vision Oil Tools, LLC	BOP RENTAL 06/13-24	9,168.81
9/13/2013	216556	Watson Report Service	RRC RESEARCH -	75.00
9/13/2013	216557	Westel, Inc.	LONG DISTANCE	57.66
9/13/2013	216558	GEORGE S. DENNIS	OPTION PAYMENT	2,100.00
9/13/2013	216559	Mary Finkbiner	Lease Extensions	4,200.00
9/13/2013	216561	Eldon Allison	Lease Extensions	4,200.00
9/17/2013	WT2336	George S. Newton & Assoc., Inc	Employee Insurance	2,997.38
9/18/2013	WT2339	Texas State Comptroller	SEVERANCE TAXES	1,128.59
9/19/2013	WT2337	Paylocity	09/20/13 PAYROLL - Taxes	78,936.84
9/19/2013	WT2338	Paylocity	09/20/13 PAYROLL - Net	166,543.22
9/20/2013	216563	ADAM LEE WALKO	Contract Labor	300.00
9/20/2013	216564	ADLER HOT OIL SERVICE, INC.	PUMP IN 330 BBLS	1,901.00
9/20/2013	216565	AT&T Mobility II, LLC	CELL PHONES	4,437.18
9/20/2013	216566	Anchor Safety, Inc.	ANNUAL MAINT ON	587.26
9/20/2013	216567	Answer Phone	ANSWERING SERVICE	45.00
9/20/2013	216568	Bowie Cass Electric	Electricity	530.51
9/20/2013	216569	Brian Pollman	SEPT 2013 WEBSITE	99.00
9/20/2013	216570	Broadridge ICS	POSTAGE	100.46
9/20/2013	216571	CONWAY MACKENZIE, INC.	PROFESSIONAL Fees	300,066.35
9/20/2013	216572	PLATTE COUNTY CLERK	RECORDING FEES	61.00
9/20/2013	216573	Canon Financial Services, Inc.	GRAPHICS EQUIPMENT	268.46

MOR-39

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
9/20/2013	216574	Champion Technologies, Inc.	TREAT WELL	12,642.43
9/20/2013	216575	Chapter 13 Office	GARNISHMENT	808.62
9/20/2013	216576	Denny's Electric and Motor	ELECTRICAL REPAIR	342.00
9/20/2013	216577	Eastern Colorado Well	W/O RIG 07/27-29	14,600.00
9/20/2013	216578	Elynx Technologies, LLC	REPLACE MODEM	1,318.61
9/20/2013	216578	Elynx Technologies, LLC	MONITORING AUG 2013	2,229.60
9/20/2013	216579	Flow-Zone LLC	2 FIG 200 HAMMER	65.31
9/20/2013	216579	Flow-Zone LLC	B-12 CHEMTOOL	21.11
9/20/2013	216579	Flow-Zone LLC	BAG OF RAGS	42.74
9/20/2013	216579	Flow-Zone LLC	COMBO LOCK	102.30
9/20/2013	216579	Flow-Zone LLC	2 2000# VINTROL FP	541.30
9/20/2013	216579	Flow-Zone LLC	2 2000# FS THD 90	75.92
9/20/2013	216579	Flow-Zone LLC	PENETRATING OIL PB	13.83
9/20/2013	216579	Flow-Zone LLC	NEVER SEIZE	37.32
9/20/2013	216579	Flow-Zone LLC	ABSORBENT PAD	62.68
9/20/2013	216579	Flow-Zone LLC	4# H2S TUBE 10 PACK	113.66
9/20/2013	216579	Flow-Zone LLC	2 2000# CHECK VALVE	41.74
9/20/2013	216579	Flow-Zone LLC	TAPE TEFLON 1" X	235.14
9/20/2013	216580	Globe Energy Services, LLC	120 BBLS SWD	144.00
9/20/2013	216580	Globe Energy Services, LLC	130 BBLS SWD	1,547.00
9/20/2013	216580	Globe Energy Services, LLC	250 BBLS SWD	300.00
9/20/2013	216580	Globe Energy Services, LLC	217 BBLS SWD	260.40
9/20/2013	216580	Globe Energy Services, LLC	262 BBLS SWD	615.70
9/20/2013	216581	IHS Global Inc.	Geological data	103,381.51
9/20/2013	216582	James Oil Well Service, Inc.	PUT DIKE UP AROUND	462.00
9/20/2013	216582	James Oil Well Service, Inc.	HAUL G-REX TRACKHOE	596.00
9/20/2013	216582	James Oil Well Service, Inc.	REPLACE BELT	1,041.25
9/20/2013	216582	James Oil Well Service, Inc.	REPAIRED BELT	446.25
9/20/2013	216582	James Oil Well Service, Inc.	DIG DIRT OUT OF PIT	2,368.13

MOR-40

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
9/20/2013	216582	James Oil Well Service, Inc.	DIG WASTE OUT OF	1,241.76
9/20/2013	216583	Larco Ltd	SCOUTING SERVICES	2,000.00
9/20/2013	216584	L & L Engine And Compressor	SUPERVISION AUG 2013	23,850.00
9/20/2013	216585	MCKENZIE ELECTRIC	Electricity	659.15
9/20/2013	216586	Mclain-Chitwood Office Prods	OFFICE SUPPLIES	117.32
9/20/2013	216587	NDIC	permit fee	100.00
9/20/2013	216588	Nick A. Sommer	Geological Consulting	14,107.50
9/20/2013	216589	Penn Virginia Oil & Gas, LP	Joint Interest billing	1,469.79
9/20/2013	216590	Pitney Bowes Global Financial	POSTAGE MACHINE	155.85
9/20/2013	216591	Princess Three Operating, LLC	P&A BID PACKAGE	53,500.00
9/20/2013	216592	RACHEL KRETCHMAR	Contract Labor	495.00
9/20/2013	216593	WHITE OWL PUMPING	PUMPER AUG 2013	8,500.00
9/20/2013	216593	WHITE OWL PUMPING	START & CHECK JET	80.00
9/20/2013	216593	WHITE OWL PUMPING	HOT OIL TEST TUBING	80.00
9/20/2013	216593	WHITE OWL PUMPING	REPAIR GAS SYSTEM	80.00
9/20/2013	216593	WHITE OWL PUMPING	SUPERVISE CREW	200.00
9/20/2013	216593	WHITE OWL PUMPING	WORK ON JET PUMP	120.00
9/20/2013	216593	WHITE OWL PUMPING	START ON CUTTINGS	200.00
9/20/2013	216593	WHITE OWL PUMPING	REPAIR OIL DUMP	40.00
9/20/2013	216593	WHITE OWL PUMPING	CHANGE OIL & FIX	120.00
9/20/2013	216593	WHITE OWL PUMPING	TREATER WATER DUMP	80.00
9/20/2013	216593	WHITE OWL PUMPING	TREATER WATER & OIL	160.00
9/20/2013	216594	Randy Williams	SODA POP	260.10
9/20/2013	216595	SBG GRASSY BUTTE LLC	HAUL PRODUCTION	4,548.25
9/20/2013	216596	SBG GREEN RIVER, LLC	HAUL PRODUCTION	1,551.75
9/20/2013	216597	Shred-It USA - Denver	SHREDDING	102.60

MOR-41

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
9/20/2013	216598	Smith Operating & Management	Joint Interest billing	17.83
9/20/2013	216598	Smith Operating & Management	Joint Interest billing	23.38
9/20/2013	216598	Smith Operating & Management	Joint Interest billing	344.49
9/20/2013	216598	Smith Operating & Management	Joint Interest billing	68.29
9/20/2013	216598	Smith Operating & Management	Joint Interest billing	4.74
9/20/2013	216598	Smith Operating & Management	Joint Interest billing	150.00
9/20/2013	216598	Smith Operating & Management	Joint Interest billing	510.21
9/20/2013	216598	Smith Operating & Management	Joint Interest billing	166.10
9/20/2013	216599	Solium Capital LLC	Stock management software	1,148.42
9/20/2013	216600	Tres Management Inc.	ENGINEERING	9,378.78
9/20/2013	216601	Tyler Rohleder	POSTAGE	59.85
9/20/2013	216601	Tyler Rohleder	MEINDERS ENERGY	100.00
9/20/2013	216601	Tyler Rohleder	INDRIN	50.00
9/20/2013	216602	United Parcel Service, Inc.	POSTAGE	331.23
9/20/2013	216603	GE Capital	Rent on printer equip	11,351.08
9/20/2013	216604	WEBFILINGS	Filing fees for disclosures	2,934.04
9/23/2013	WT2344	Paylocity	09/20/13 PAYROLL - Taxes	703.01
9/23/2013	WT2345	Paylocity	09/20/13 PAYROLL - Taxes	265.84
9/23/2013	WT2346	Paylocity	09/20/13 PAYROLL - Taxes	77.00
9/24/2013	216605	ENVIRONMENTAL RESOURCES	PROFESSIONAL FEES	32,617.16
9/24/2013	216606	McAfee & Taft	LEGAL FEES	12,807.38
9/24/2013	216607	SANDLER O'NEILL & PARTNERS LP	PROFESSIONAL FEES	104,659.17
9/24/2013	WT2347	Nationwide Trust Company	401(k) - EE	15,330.67
9/24/2013	WT2347	Nationwide Trust Company	401(k) - ER	8,316.61
9/24/2013	WT2347	Nationwide Trust Company	401(k) - LOANS	836.71
9/24/2013	WT2348	Nationwide Trust Company	401(k) - EE	1,746.30

MOR-42

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
9/24/2013	WT2348	Nationwide Trust Company	401(k) - ER	897.31
9/24/2013	WT2348	Nationwide Trust Company	401(k) - LOANS	177.35
9/25/2013	WT2349	Paul, Weiss, Rifkind, Wharton	LEGAL FEES	199,301.18
9/27/2013	216608	AT&T Corp	Telephone	82.23
9/27/2013	216608	AT&T Corp	Telephone	600.87
9/27/2013	216609	AT&T Corp	Telephone	(234.88)
9/27/2013	216609	AT&T Corp	Telephone	4,220.70
9/27/2013	216610	BDR WELL SERVICE, LLC	W/O RIG 08/15-16	9,930.00
9/27/2013	216611	BMC Software, Inc.	ANNUAL BMC maintenance	7,301.00
9/27/2013	216612	CCH Incorporated	INTELLIFORMS STATE	7,604.00
9/27/2013	216613	Cintas Corporation	UNIFORMS & FLOOR	606.00
9/27/2013	216614	Citrix Online, LLC	GOTOMEETING	195.00
9/27/2013	216615	Computershare, Inc.	MAINT & EXPENSES	990.60
9/27/2013	216616	D.L. Garrett LLC	CONSULTING 09/19	350.00
9/27/2013	216617	DAIOHS, USA Inc	COFFEE, CREAMER,	275.99
9/27/2013	216618	DANE CHEMCO INC.	100' X 102' GREAT	1,589.85
9/27/2013	216619	Denny's Electric and Motor	REPLACED	335.00
9/27/2013	216619	Denny's Electric and Motor	RECONNECT WIRES TO	250.00
9/27/2013	216619	Denny's Electric and Motor	UNCROSS SENSORS	125.00
9/27/2013	216620	Flow-Zone LLC	TAPE TEFLON 1" X	106.13
9/27/2013	216621	Fredrikson & Byron, P.A.	ALTER DEFINITION OF	77.00
9/27/2013	216622	GLEN IVEY INC	VEHICLE MAINT -	15.00
9/27/2013	216623	Gemini Solutions, Inc.	SUPPORT & UPLGRADES	2,165.00
9/27/2013	216624	Globe Energy Services, LLC	130 BBLS SWD	1,404.00
9/27/2013	216624	Globe Energy Services, LLC	260 BBLS SWD	312.00
9/27/2013	216624	Globe Energy Services, LLC	520 BBLS SWD	1,222.00
9/27/2013	216624	Globe Energy Services, LLC	250 BBLS SWD	300.00
9/27/2013	216624	Globe Energy Services, LLC	262 BBLS SWD	314.40
9/27/2013	216624	Globe Energy Services, LLC	622 BBLS SWD	746.40

MOR-43

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
9/27/2013	216624	Globe Energy Services, LLC	652 BBLS SWD	782.40
9/27/2013	216624	Globe Energy Services, LLC	394 BBLS SWD	472.80
9/27/2013	216624	Globe Energy Services, LLC	514 BBLS SWD	1,207.90
9/27/2013	216625	HIGHLANDS RANCH SELF STORAGE	October Storage	149.00
9/27/2013	216626	Hal or Bruce Whitaker	UNHOOK WALL AC UNIT	1,561.64
9/27/2013	216627	JNS Trucking, Inc.	265 BBLS SWD	331.25
9/27/2013	216627	JNS Trucking, Inc.	465 BBLS SWD	581.25
9/27/2013	216627	JNS Trucking, Inc.	1088 BBLS SWD	1,360.00
9/27/2013	216627	JNS Trucking, Inc.	443 BBLS SWD	553.75
9/27/2013	216627	JNS Trucking, Inc.	1307 BBLS SWD	1,633.75
9/27/2013	216627	JNS Trucking, Inc.	1170 BBLS SWD	1,462.50
9/27/2013	216627	JNS Trucking, Inc.	335 BBLS SWD	418.75
9/27/2013	216627	JNS Trucking, Inc.	311 BBLS SWD	388.75
9/27/2013	216627	JNS Trucking, Inc.	TRANSFER CRUDE	240.00
9/27/2013	216627	JNS Trucking, Inc.	1921 BBLS SWD	2,401.25
9/27/2013	216628	JOHNNY R. MCNEELY	PUMPER SEPT 2013	1,920.00
9/27/2013	216629	Jerry M. Cluck	ANSWERING SERVICE	162.38
9/27/2013	216630	Kent F. Hollier	MCKENZIE 16-1H - title opinion	14,040.00
9/27/2013	216631	L & L Engine And Compressor	V- BELTS	243.51
9/27/2013	216632	Mclain-Chitwood Office Prods	OFFICE SUPPLIES	215.57
9/27/2013	216633	Nehls Chevrolet	VEHICLE INSPECTION	14.50
9/27/2013	216634	Panola-Harrison Electric	ELECTRIC TX WELLS	9,111.72
9/27/2013	216635	QUINN PUMPS NORTH DAKOTA, INC.	BUILT PUMP QD-2581	6,308.85
9/27/2013	216636	REGUS MANAGEMENT GROUP LLC	Office Rent	2,975.79
9/27/2013	216637	Randy Williams	SODA POP	173.40
9/27/2013	216638	Reddog Systems, Inc.	JIBLINK SERVICES	85.00
9/27/2013	216639	Rod's Hot Oil Service Inc.	PUMP 60BBLS OF PROD	708.00
9/27/2013	216640	SBG GRASSY BUTTE LLC	HAUL PRODUCTION	4,078.50
9/27/2013	216641	SBG GREEN RIVER, LLC	HAUL PRODUCTION	1,220.25
9/27/2013	216642	Shannon Avery	AIRFARE	276.80

MOR-44

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
9/27/2013	216643	Shred-It USA - Denver	SHREDDING	102.60
9/27/2013	216644	Tammy B. Rodgers	BOP RENTAL 08/7-13	1,750.00
9/27/2013	216645	Toledo Automotive Supply, Inc.	VEHICLE MAINT -	2.14
9/27/2013	216646	Tres Management Inc.	ENGINEERING	11,496.99
9/27/2013	216646	Tres Management Inc.	SUPPLIES	212.28
9/27/2013	216647	United Parcel Service, Inc.	POSTAGE	74.21
9/27/2013	216648	Verian Technologies, LLC	SEPTEMBER 2013 ASP	2,575.00
9/27/2013	216649	Vision Oil Tools, LLC	BOP RENTAL 06/25-28	3,475.50
9/27/2013	216650	Wren Oilfield Services, Inc	plugging costs on well	7,406.48
9/30/2013	WT2350	CANTOR FITZGERALD SECURITIES	FUNDED AMOUNT - interest	103,333.33
9/30/2013	WT2350	CANTOR FITZGERALD SECURITIES	Commitment fee	413,333.33
9/30/2013	TXFR	Endeavor Gas Gathering	Interco Tranfer - Gathering	161,315.31
9/16/2013	ACH	Capital One Bank	Bank Fees	1,039.83
9/12/2013	WT2335	Ameriflex Business Solutions	COBRA admin fee	81.40
9/17/2013	See List	Payment of Oil and Gas Revenue to third parties		1,056,278.71
9/7/2013	TXFR	Endeavor Pipeline - Intercompany	Reimbursement for Volumetric Production Payment	858,303.90
				6,411,996.80

September 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Caren Harvey Prothro	9/15/2013	545804	$493.60
Jennifer Anne Roberts Beason	9/15/2013	545805	$36.69
Barbara Joyce Roberts Carlton	9/15/2013	545806	$36.74
Amy G. Key aka Amy Key Keith	9/15/2013	545807	$255.02
BG US Production Company, LLC	9/15/2013	545808	$4,260.99
Whiting Oil and Gas Corporatn	9/15/2013	545809	$14,819.13
Continental Resources, Inc.	9/15/2013	545810	$6,143.81
Hess Corporation	9/15/2013	545811	$9,000.42
Avalon North LLC	9/15/2013	545812	$361.82
Dakota West Energy LLC	9/15/2013	545813	$361.82
MBI Oil & Gas, LLC	9/15/2013	545814	$2,611.95
(Mary) Joyce V. Wainwright	9/15/2013	545024	$5,060.78

MOR-45

All Disbursements for the Current Reporting Month

September 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
1st Church Of Christ Scientist	9/15/2013	545025	$2,381.78
2009 Horton Family Trust	9/15/2013	545026	$631.80
Adam Wayne Verhalen	9/15/2013	545027	$165.45
Adious Manning	9/15/2013	545028	$115.16
Agious Manning III	9/15/2013	545029	$126.67
Agnes M. Verhalen	9/15/2013	545030	$3,387.94
Alan M. Villiers	9/15/2013	545031	$376.79
Albert G. Metcalfe, III	9/15/2013	545032	$196.38
Albert James Williams	9/15/2013	545033	$251.82
Albert Watkins Key	9/15/2013	545034	$434.50
Albert Williams	9/15/2013	545035	$181.88
Alfred Cameron Mitchell	9/15/2013	545036	$343.43
Alice Jones	9/15/2013	545037	$132.81
Alton Leroy Richardson	9/15/2013	545038	$184.59
Amy Dreyer Blake	9/15/2013	545039	$67.79
Andrew J. Brune	9/15/2013	545040	$1,254.17
Andrew L. Beyer	9/15/2013	545041	$271.66
Anesya H. Newton	9/15/2013	545042	$780.29
Angela Linburg	9/15/2013	545043	$505.75
Ann Brown Shanks	9/15/2013	545044	$1,517.29
Ann E. Rucker	9/15/2013	545045	$1,322.14
Annie Mae Green Sheppard	9/15/2013	545046	$126.09
Annie Mosley	9/15/2013	545047	$59.02
Annie R. Lane Fisher	9/15/2013	545048	$70.35
Apex Royalties, Inc.	9/15/2013	545049	$406.51
Arkoma Bakken, LLC	9/15/2013	545050	$7,798.58
Atkins Minerals, LLC	9/15/2013	545051	$1,166.74
Atkins, Ltd. LLC	9/15/2013	545052	$5,747.22
BHCH Mineral, Ltd.	9/15/2013	545053	$479.51
BP America Production Company	9/15/2013	545054	$5,500.25
Babbit Family Partnership, Ltd	9/15/2013	545055	$12,940.84
Banister Willis	9/15/2013	545056	$96.15
Barbara B. and Byron B. Booth	9/15/2013	545057	$5,287.57
Barbara L. Verhalen Appleby	9/15/2013	545058	$5,060.70
Barbara Lester Jordan	9/15/2013	545059	$146.07
Barbara Steeg Midlo	9/15/2013	545060	$614.82
Barbara W. Sorenson Rev. Trust	9/15/2013	545061	$423.91
Barton Bailey Greer	9/15/2013	545062	$86.68
Benigene Hart	9/15/2013	545063	$181.19
Bettie Scott Youree Park FDTN	9/15/2013	545064	$1,027.72
Betty Hain	9/15/2013	545065	$234.05
Betty Lou Young	9/15/2013	545066	$67.12
Betty Verhalen	9/15/2013	545067	$5,406.86
Big Sky Mineral Trust	9/15/2013	545068	$81.94
Bill Rudd, Inc. DBA	9/15/2013	545069	$2,519.05

MOR-46

All Disbursements for the Current Reporting Month

September 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Billy Earl Adams	9/15/2013	545070	$106.24
Billy Williams	9/15/2013	545071	$181.88
Bob Perkins, Jr.	9/15/2013	545072	$93.30
Bonnie G. Smith	9/15/2013	545073	$115.16
Brad Verhalen	9/15/2013	545074	$212.86
Brenda Greer Foster	9/15/2013	545075	$260.08
Brenda Hayner Moon	9/15/2013	545076	$8,368.39
Brenda Lester Bell	9/15/2013	545077	$388.44
Brenda Manning Everitt	9/15/2013	545078	$105.85
Brenda Russell Williams	9/15/2013	545079	$932.89
Brendon Blincoe	9/15/2013	545080	$296.17
Caddo Logging Co. Inc.	9/15/2013	545081	$4,933.07
Cal Farley's Boys Ranch	9/15/2013	545082	$2,541.26
Carl Marks	9/15/2013	545083	$171.07
Carol Ann Hirsch Freirich	9/15/2013	545084	$148.05
Carol Freyer Bayer	9/15/2013	545085	$75.97
Carol Layman	9/15/2013	545086	$2,533.22
Carolyn M. Curry	9/15/2013	545087	$70.87
Carolyn Williams	9/15/2013	545088	$181.89
Cathy Cornelius Gaas	9/15/2013	545089	$2,549.87
Cecil Manning	9/15/2013	545090	$59.02
Cecilia M. Taylor	9/15/2013	545091	$70.86
Chad Lee Cargill	9/15/2013	545092	$236.28
Charles E. Denson, Sr.	9/15/2013	545093	$349.82
Charles Marion Bradshaw III	9/15/2013	545094	$812.19
Charles R. Lester And	9/15/2013	545095	$237.01
Charles Walker	9/15/2013	545096	$63.03
Charles Williams	9/15/2013	545097	$181.88
Charley M. Lester, Jr. D.D.S.	9/15/2013	545098	$590.15
China Galland aka	9/15/2013	545099	$482.12
Choctaw Energy Ltd.	9/15/2013	545100	$112.20
Christopher Lance Walters	9/15/2013	545101	$482.12
Clark Interests, L.L.C.	9/15/2013	545102	$1,344.84
Clark Nolan Turney And	9/15/2013	545103	$4,538.00
Claude Brooks	9/15/2013	545104	$93.30
Collins C. Diboll Pvt. Fndn.	9/15/2013	545105	$9,623.67
Concho Royalty Company, LP	9/15/2013	545106	$148.36
Coronado Resources LP	9/15/2013	545107	$466.55
Cynthia Cavness Williams	9/15/2013	545108	$78.70
Cynthia Lester Howell Morris	9/15/2013	545109	$123.99
Dale Lawrence Harvey	9/15/2013	545110	$493.67
Dallas District Church	9/15/2013	545111	$1,020.61
Daniel Wayne Williams	9/15/2013	545112	$84.33
Danny Ray Sasser	9/15/2013	545113	$403.43
Darrell Manning	9/15/2013	545114	$59.02

MOR-47

All Disbursements for the Current Reporting Month

September 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
David Bernard Leffall	9/15/2013	545115	$52.22
Dayton Lewis Cargill Trust	9/15/2013	545116	$236.26
Despot Land Company	9/15/2013	545117	$760.47
Diane Verhalen	9/15/2013	545118	$1,362.37
Dianne Mann	9/15/2013	545119	$631.83
Dolores George Lavigne	9/15/2013	545120	$4,614.35
Dolph Crawley	9/15/2013	545121	$181.19
Donald Earle Hudson II	9/15/2013	545122	$70.69
Donald Q. Powell	9/15/2013	545123	$270.05
Donna Black	9/15/2013	545124	$631.83
Donna Marie Long	9/15/2013	545125	$63.09
Dora Mae Whitley	9/15/2013	545126	$87.99
Dorothy Lee Gill Wagner or	9/15/2013	545127	$10,011.89
Dorothy Nell Taylor	9/15/2013	545128	$93.30
Dorothy Swanson	9/15/2013	545129	$93.30
Dunver Limited Partnership	9/15/2013	545130	$2,480.77
Dustin Oscar Keith Cargill Tru	9/15/2013	545131	$236.28
Earl W. Ferguson	9/15/2013	545132	$408.46
Eda J. Turner	9/15/2013	545133	$556.34
Edgar B. Lincoln	9/15/2013	545134	$1,714.28
Edward Manning	9/15/2013	545135	$59.05
Eleanor Taylor Scott	9/15/2013	545136	$607.47
Elihue Williams, III	9/15/2013	545137	$274.17
Elizabeth Beasley Ingrish	9/15/2013	545138	$98.96
Elizabeth J. Vidal Rev Trust	9/15/2013	545139	$63.23
Elizabeth Key Smith	9/15/2013	545140	$496.60
Elvy Pharr Callies	9/15/2013	545141	$932.89
Energy Properties Limited	9/15/2013	545142	$464.64
Erma C. Williams	9/15/2013	545143	$1,021.61
Ernest F. Smith Test. Trust	9/15/2013	545144	$462.21
Ernest Lane	9/15/2013	545145	$54.16
Estate Of Lavondro K. Morrison	9/15/2013	545146	$1,921.83
Ethel Estvold Beckman	9/15/2013	545147	$1,714.30
Ethel Mae Harvey	9/15/2013	545148	$155.47
Etheldra A. Turner	9/15/2013	545149	$61.83
Eugene B. Harvey Jr.	9/15/2013	545150	$493.85
Eugene Williams, Jr.	9/15/2013	545151	$90.90
Eura Lee Caveness, Jr.	9/15/2013	545152	$62.98
Evelyn Warren	9/15/2013	545153	$370.97
Exxonmobil Corporation	9/15/2013	545154	$6,853.85
Faison Heathman Smith IV	9/15/2013	545155	$4,343.36
Farrah Elise Fults Dolbey	9/15/2013	545156	$1,394.70
Favian M. Adair, Jr.	9/15/2013	545157	$7,068.99
Fay Levon Else	9/15/2013	545158	$106.24
Faye Denson Watson	9/15/2013	545159	$349.82

MOR-48

All Disbursements for the Current Reporting Month

September 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
First Church Of Christ,	9/15/2013	545160	$1,190.92
First National Company	9/15/2013	545161	$114.35
Florence Rose Hardy	9/15/2013	545162	$195.91
Francis Paul Cullum	9/15/2013	545163	$4,062.32
Francis S. Baldwin Sr. Family	9/15/2013	545164	$6,374.50
Frankie Jackson Nunley	9/15/2013	545165	$108.31
Frieda Sussdorf Adair	9/15/2013	545166	$1,730.48
Gail E. Freeman Bartholomew	9/15/2013	545167	$188.09
Gayle Hershberger	9/15/2013	545168	$630.28
Gayle Yvonne Riggs And	9/15/2013	545169	$4,537.97
General Cable Industries, Inc.	9/15/2013	545170	$2,328.67
Generations Partnership	9/15/2013	545171	$10,039.62
George P. Denson	9/15/2013	545172	$349.82
Georgia Sanders Johnson	9/15/2013	545173	$233.22
Gerry Dean Cadenhead Fletcher	9/15/2013	545174	$65.62
Gina Harrell	9/15/2013	545175	$90.93
Gladys M. Ottey	9/15/2013	545176	$1,266.26
Gladys Marie Lester	9/15/2013	545177	$146.08
Glen Alan McCarty	9/15/2013	545178	$59.76
Harold Williams	9/15/2013	545179	$324.87
Harriet Taylor Youngblood	9/15/2013	545180	$839.72
Harry R. Freyer	9/15/2013	545181	$6,087.13
Harvey Griggs	9/15/2013	545182	$78.52
Haward Manning, Jr.	9/15/2013	545183	$59.02
Haywood W. Moseley, IV	9/15/2013	545184	$94.65
Henry C. Lester, Jr.	9/15/2013	545185	$2,411.41
Henry Hunsicker Family, LLC	9/15/2013	545186	$496.17
Henry McCarver	9/15/2013	545187	$244.92
Herbert Milsap Youngblood	9/15/2013	545188	$88.37
Hobart Rutherford Key	9/15/2013	545189	$248.29
Holly Beyersmith	9/15/2013	545190	$271.66
Homer T. Williams	9/15/2013	545191	$181.88
Horace Manning	9/15/2013	545192	$59.02
J. B. Rudd Estate Sara P. Rudd	9/15/2013	545193	$2,519.05
J. B. Wilson	9/15/2013	545194	$262.94
J. Bennett Johnston, Jr.	9/15/2013	545195	$543.78
J. D. Manning	9/15/2013	545196	$129.30
J. G. & Charlotte C. Thomas	9/15/2013	545197	$120.81
J. Tracy Fults, Trustee	9/15/2013	545198	$4,130.82
Jack Allen Perkins	9/15/2013	545199	$93.30
Jackie E. Robinson	9/15/2013	545200	$176.01
Jacqueline Robinson	9/15/2013	545201	$181.89
James B. Crawley Rev. Trust	9/15/2013	545202	$120.80
James B. Haynes, Jr.	9/15/2013	545203	$2,306.19
James Brandon Cullum	9/15/2013	545204	$4,574.15

MOR-49

All Disbursements for the Current Reporting Month

September 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
James C. Abercrombie	9/15/2013	545205	$138.00
James E. Manning	9/15/2013	545206	$115.16
James E. Roberson	9/15/2013	545207	$51.35
James Earl Perkins	9/15/2013	545208	$93.30
James Edward Finley, Sr.	9/15/2013	545209	$195.91
James Ford Harvey	9/15/2013	545210	$493.84
James Harold Cadenhead	9/15/2013	545211	$65.62
James Lee Waskom, Jr.	9/15/2013	545212	$117.04
James Loot	9/15/2013	545213	$106.24
James Parnell Lester	9/15/2013	545214	$146.07
James Stewart Thigpen	9/15/2013	545215	$571.41
James Young &	9/15/2013	545216	$1,410.77
Jane D. Harvey Parker	9/15/2013	545217	$493.68
Janice Gipson	9/15/2013	545218	$126.67
Janice M. Brooks	9/15/2013	545219	$93.30
Jeanene Cooper	9/15/2013	545220	$759.73
Jeanie H. Westmoreland	9/15/2013	545221	$1,837.24
Jeanne Williams Thompkins	9/15/2013	545222	$122.78
Jennifer Ocker Lee	9/15/2013	545223	$51.44
Jenny Harlan	9/15/2013	545224	$8,672.03
Jenny V. Stinson	9/15/2013	545225	$496.16
Jernard Lawayne Griggs	9/15/2013	545226	$479.26
Jerrell E. Terry	9/15/2013	545227	$156.04
Jessica Jaye Hudson	9/15/2013	545228	$70.69
Jessie Anderson	9/15/2013	545229	$105.85
Jessie Brooks	9/15/2013	545230	$110.72
Jim Dixon, Jr.	9/15/2013	545231	$184.50
Jimmie Ray Howard	9/15/2013	545232	$541.06
Jo Ann Fults Scott	9/15/2013	545233	$2,745.48
Jo Anne Dixon	9/15/2013	545234	$181.89
Joe Alton 'Jay' Greer	9/15/2013	545235	$86.68
Joe And Robin Pollani	9/15/2013	545236	$550.51
Joe William Cisco, Sr. And	9/15/2013	545237	$2,156.39
Joel R. Kay	9/15/2013	545238	$296.16
Joel Truelove	9/15/2013	545239	$1,347.99
Joetta Mayon Staggers	9/15/2013	545240	$87.99
John B. Verhalen	9/15/2013	545241	$1,322.11
John Campbell	9/15/2013	545242	$3,099.53
John H. Denson, Sr.	9/15/2013	545243	$349.82
John L. Beyer, III	9/15/2013	545244	$271.66
John Mark Blocker	9/15/2013	545245	$603.25
John Stewart Harvey	9/15/2013	545246	$493.69
John Wesley Manning, Jr.	9/15/2013	545247	$107.67
Johnetta Butler Johnson	9/15/2013	545248	$75.46
Johnnie Marie Eila Benson	9/15/2013	545249	$461.43

MOR-50

All Disbursements for the Current Reporting Month

September 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Johnnie Roberson	9/15/2013	545250	$58.67
Johnny Ray Williams	9/15/2013	545251	$181.88
Jon A. Kay	9/15/2013	545252	$296.17
Joy Reeves Manley	9/15/2013	545253	$591.98
Joyce Jeter	9/15/2013	545254	$739.31
Joyfull Leffall Short	9/15/2013	545255	$52.22
Juaquitta Culton	9/15/2013	545256	$58.67
Judith M. Kutcher	9/15/2013	545257	$68.09
Judy Rae Fults	9/15/2013	545258	$1,394.71
Karen Ann Elwood Jeans	9/15/2013	545259	$58.52
Karen D. Fritschi	9/15/2013	545260	$4,184.18
Karen K. Green	9/15/2013	545261	$296.16
Kasimer R. Schmalz	9/15/2013	545262	$5,233.04
Katherine Rae Verhalen Maun	9/15/2013	545263	$2,408.77
Kathy Lynne Elwood McDaniel	9/15/2013	545264	$58.52
Key Family Marital Deduction	9/15/2013	545265	$311.00
Kim Karen Baskett	9/15/2013	545266	$4,250.26
Kresha Collier Lane	9/15/2013	545267	$54.16
Kristin V. Moseley	9/15/2013	545268	$94.65
Ladell Marks, Jr.	9/15/2013	545269	$271.81
Lallance A. Adair Residuary TR	9/15/2013	545270	$2,307.22
Larue M. Smith	9/15/2013	545271	$70.86
Laura Ann Holman And	9/15/2013	545272	$4,537.99
Lavert Williams	9/15/2013	545273	$324.88
Lea Ann McCarty Stevenson	9/15/2013	545274	$60.61
Lee Manning	9/15/2013	545275	$59.02
Lena Mae Manning Scott	9/15/2013	545276	$126.67
Leo C. McAfee, Jr.	9/15/2013	545277	$70.86
Leon E. Wosika	9/15/2013	545278	$62.80
Leslie Crawley Schoenfeld	9/15/2013	545279	$360.84
Leta Jo Senn	9/15/2013	545280	$209.94
Linda Robinson Clark	9/15/2013	545281	$70.35
Lizzie Lefall Moore	9/15/2013	545282	$944.81
Lochridge Minerals LLC	9/15/2013	545283	$4,158.56
Lois Helmig	9/15/2013	545284	$1,549.75
Lois Jean Hirsch Luskey	9/15/2013	545285	$148.05
Lola Annette Harrison	9/15/2013	545286	$780.30
Lonella Leffall	9/15/2013	545287	$531.21
Long Properties Trust	9/15/2013	545288	$21,423.45
Lori Belinda London	9/15/2013	545289	$123.99
Lou Ann Terry	9/15/2013	545290	$505.77
Lucia R. Kendrick	9/15/2013	545291	$466.46
Lucille Fields	9/15/2013	545292	$132.80
Lynda R. Verhalen Applebaum	9/15/2013	545293	$1,285.80
MAP2009-OK	9/15/2013	545294	$873.19

MOR-51

All Disbursements for the Current Reporting Month

September 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
MCCH, L.L.C.	9/15/2013	545295	$1,344.85
MCGR Operating Company, Inc.	9/15/2013	545296	$736.12
Marcia Lynn Helms	9/15/2013	545297	$812.18
Margaret FJ Harvey	9/15/2013	545298	$233.22
Marion Steeg Bustamante	9/15/2013	545299	$614.81
Marjorie Dale Owen	9/15/2013	545300	$1,772.54
Mark Verhalen	9/15/2013	545301	$217.12
Marti O'Brien	9/15/2013	545302	$812.19
Mary Ann Jennings	9/15/2013	545303	$142.27
Mary Anne Crawley Convis, TTEE	9/15/2013	545304	$120.81
Mary Black Sanders	9/15/2013	545305	$553.71
Mary Elizabeth Graves	9/15/2013	545306	$195.91
Mary Margaret Verhalen Scott	9/15/2013	545307	$2,542.43
Mary Virginia Haynes	9/15/2013	545308	$234.05
Mary W. Williams	9/15/2013	545309	$63.03
Maurice Rudd	9/15/2013	545310	$370.90
McCamey Farm & Ranch, L.P..	9/15/2013	545311	$351.97
Melba Manning	9/15/2013	545312	$59.02
Michael Davis	9/15/2013	545313	$324.88
Michael Dreyer	9/15/2013	545314	$67.79
Michael Eugene O'Brien	9/15/2013	545315	$406.10
Michael W. Hirsch	9/15/2013	545316	$74.04
Mildred Loot	9/15/2013	545317	$239.06
Mitchell Dreyer	9/15/2013	545318	$67.79
Monad Werner, LLC	9/15/2013	545319	$1,152.12
Myron B. Marks	9/15/2013	545320	$1,164.13
Nancy Franklyn Beyer Trust,	9/15/2013	545321	$269.36
Nancy Powers	9/15/2013	545322	$1,191.78
Nancy Ruth Thigpen Brown	9/15/2013	545323	$571.42
Nancy Wilson	9/15/2013	545324	$141.28
Narvie McDonald	9/15/2013	545325	$58.67
New Hope Baptist Church	9/15/2013	545326	$1,243.05
Nortex Corporation	9/15/2013	545327	$2,096.54
O.J. Holt, Jr. And Diane Holt	9/15/2013	545328	$7,026.88
Oil Field Girls, Ltd.	9/15/2013	545329	$647.25
Olevia Cavness	9/15/2013	545330	$78.70
Orestus Cavness Jr.	9/15/2013	545331	$78.70
Oscar Lee Cargill	9/15/2013	545332	$708.82
Patricia Ann Pendleton Reed	9/15/2013	545333	$184.59
Patricia Emily Horridge	9/15/2013	545334	$425.06
Patricia Lane Hill	9/15/2013	545335	$53.25
Patricia M. Owens	9/15/2013	545336	$70.86
Patricia Willams Pullins	9/15/2013	545337	$122.75
Patrick Barker	9/15/2013	545338	$234.08
Pattye Greer Garza	9/15/2013	545339	$260.07

MOR-52

All Disbursements for the Current Reporting Month

September 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Peggie Nell Manning	9/15/2013	545340	$126.67
Peggy Jane Shows	9/15/2013	545341	$156.04
Penn Royalty Company	9/15/2013	545342	$167.60
Peter C. Coggeshall, Jr.	9/15/2013	545343	$464.53
Phyllis Yvonne Tucker	9/15/2013	545344	$93.30
Pittsburgh Corporation Inc.	9/15/2013	545345	$14,142.92
RCPTX, LTD.	9/15/2013	545346	$62.81
Ralph O. Harvey, III	9/15/2013	545347	$493.84
Randee B. Johnson	9/15/2013	545348	$165.45
Raymond P. Verhalen, III	9/15/2013	545349	$1,240.42
Raymond Stuart Harr	9/15/2013	545350	$165.45
Renrew Minerals, LTD	9/15/2013	545351	$2,305.53
Rhonda Sue Patterson Coleman	9/15/2013	545352	$1,642.68
Richard Allen Hatcher	9/15/2013	545353	$74.48
Richard E. Rosengarten	9/15/2013	545354	$296.17
Richard Foster Mays	9/15/2013	545355	$224.78
Richard Garrett Key	9/15/2013	545356	$248.29
Richard W. Brown	9/15/2013	545357	$505.75
Rickey Max Pendleton	9/15/2013	545358	$184.59
Robbie Lynn Finley	9/15/2013	545359	$195.91
Robert B. Moseley	9/15/2013	545360	$94.65
Robert D. Blocker, Jr.	9/15/2013	545361	$2,078.94
Robert E. Agnor	9/15/2013	545362	$444.77
Robert L. Yates And	9/15/2013	545363	$4,530.66
Robert M. Steeg	9/15/2013	545364	$614.82
Robert Vernon Blakey, Sr.	9/15/2013	545365	$9,278.48
Roger Wayne Greer, Jr.	9/15/2013	545366	$86.68
Roland Leffall	9/15/2013	545367	$52.22
Ronnie Cole	9/15/2013	545368	$2,247.60
Roy Wendell Lester, Sr. &	9/15/2013	545369	$1,262.09
Royalty Clearinghouse Prtnsp	9/15/2013	545370	$1,204.49
Royce Hargrove Brown	9/15/2013	545371	$1,467.15
Ruby Nell Manning Raven	9/15/2013	545372	$126.67
S&C Properties	9/15/2013	545373	$83.04
Sabrina Naulings	9/15/2013	545374	$1,091.53
Samuel Ray Lavender	9/15/2013	545375	$234.08
Sandra Engler Gerrie	9/15/2013	545376	$6,668.13
Sandra V. Floyd	9/15/2013	545377	$496.11
Sandra Verhalen Skevington	9/15/2013	545378	$165.44
Sara Jo Englander	9/15/2013	545379	$222.12
Sarah Wells Calvert	9/15/2013	545380	$615.66
Sharon Fults Non Exempt Trust	9/15/2013	545381	$4,130.83
Sharon W. Timmons	9/15/2013	545382	$251.25
Sherman Perkins	9/15/2013	545383	$93.30
Sherry Jane Youngblood Conrad	9/15/2013	545384	$839.68

MOR-53

All Disbursements for the Current Reporting Month

September 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Shirley Waskom Childs	9/15/2013	545385	$117.02
Sierra Land Services	9/15/2013	545386	$620.06
Sonia Williams Babers	9/15/2013	545387	$196.01
Southwest Petroleum Co. L.P.	9/15/2013	545388	$359.78
Stacy Ann Glasscock	9/15/2013	545389	$406.08
State Of Texas	9/15/2013	545390	$1,385.91
Stephanie Lister	9/15/2013	545391	$778.92
Stephen G. Verhalen, Jr.	9/15/2013	545392	$1,322.19
Sterling MI-RO Partners LP	9/15/2013	545393	$509.36
Susan Agnes Toye	9/15/2013	545394	$209.94
Susan Blanchard	9/15/2013	545395	$195.91
Susan Cay McCarty	9/15/2013	545396	$60.19
Susanna Key Weiser	9/15/2013	545397	$496.60
Susie G. Fults Family Trust	9/15/2013	545398	$8,261.73
Suzanne Verhalen Padgett	9/15/2013	545399	$964.19
Sylvia Carrell	9/15/2013	545400	$241.53
Terry L. McGowan	9/15/2013	545401	$58.67
The Congregation of Holy Cross	9/15/2013	545402	$13,460.66
The Judy Tewell Trust	9/15/2013	545403	$425.06
Thomas Fisher Key	9/15/2013	545404	$248.29
Thomas Howard Thigpen	9/15/2013	545405	$571.41
Thomas J. Caveness	9/15/2013	545406	$237.68
Thomas Luke Verhalen	9/15/2013	545407	$165.44
Thomas Melvin Adair	9/15/2013	545408	$288.40
Tina Williams Wilson	9/15/2013	545409	$165.46
Tommy E. Brooks	9/15/2013	545410	$93.30
Tommy Lee Waskom	9/15/2013	545411	$117.02
Traci Ferguson-Hodge	9/15/2013	545412	$298.82
Tracy Snyder	9/15/2013	545413	$5,008.36
Travis Park United Methodist	9/15/2013	545414	$308.40
Travis Vernon Fults	9/15/2013	545415	$1,394.70
Vernon G. Calvin Jr.	9/15/2013	545416	$86.31
Vertice Lee Manning	9/15/2013	545417	$115.16
Vester Lois Manning	9/15/2013	545418	$126.67
W & A Properties, Inc.	9/15/2013	545419	$102.45
W. F. Palmer	9/15/2013	545420	$424.71
Wallace Lee Albrecht Rev Tr	9/15/2013	545421	$115.16
Walta Robin Wynne	9/15/2013	545422	$423.91
Walter G. Verhalen, III	9/15/2013	545423	$212.84
Wanda A. Young	9/15/2013	545424	$75.00
Wanda Joyce McAfee	9/15/2013	545425	$70.86
Ware Development LLC	9/15/2013	545426	$10,149.00
Wavey T. Lester	9/15/2013	545427	$146.07
Wayne Parks Turney	9/15/2013	545428	$4,537.98
Wesley J. Manning	9/15/2013	545429	$140.73

MOR-54

All Disbursements for the Current Reporting Month

September 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Westco Family Ltd Partnership	9/15/2013	545430	$692.05
William Adams	9/15/2013	545431	$106.24
William Arthur Stern, Jr.	9/15/2013	545432	$296.17
William G. Chastain	9/15/2013	545433	$1,717.95
William M. Huffman	9/15/2013	545434	$1,816.71
Willie Charles Manning	9/15/2013	545435	$140.72
f/b/o Clarence N. Schwab	9/15/2013	545436	$15,492.52
A.G.S. Limited Partnership	9/15/2013	545437	$96.79
A.K. Lacy	9/15/2013	545438	$1,109.64
ABO Petroleum Corporation	9/15/2013	545439	$10,064.33
Adeline Old Vaill Trust	9/15/2013	545440	$114.15
Alfred E. Lacy Jr	9/15/2013	545441	$1,109.64
Alfred F. Daech	9/15/2013	545442	$200.60
Allan John Kasian	9/15/2013	545443	$62.73
Amy P. Evoniuk	9/15/2013	545444	$902.00
Anderson-Taylor Family	9/15/2013	545445	$1,364.38
Andreu Lawrence Wiltse, Jr.	9/15/2013	545446	$295.51
Anita G. Kuntz	9/15/2013	545447	$2,182.44
Ann J. Wood	9/15/2013	545448	$348.65
Anne N. Kelly Rev Tr UTA dtd	9/15/2013	545449	$566.16
Annette Luedecke	9/15/2013	545450	$381.56
Annie L. Stiles Annuity Trust	9/15/2013	545451	$415.13
Annie Marie Thomas	9/15/2013	545452	$280.28
Anton & Myrtle C. Kapus	9/15/2013	545453	$339.11
Armenia Lester Hawkins	9/15/2013	545454	$68.12
BR Royalty LLC	9/15/2013	545455	$492.96
Bakken HBT, LP	9/15/2013	545456	$2,236.35
Baldwin Mineral Trust	9/15/2013	545457	$55.48
Barbara Hauck, Indiv/Heir	9/15/2013	545458	$77.17
Benjamin D. Agnor	9/15/2013	545459	$204.88
Benjamin Lange and Beth Lange	9/15/2013	545460	$5,061.73
Bernadette Rose Basaraba	9/15/2013	545461	$786.33
Bertha M. Cooper	9/15/2013	545462	$70.05
Beverly A. Hasdorff	9/15/2013	545463	$141.13
Black Stone Minerals Co., LP	9/15/2013	545464	$4,602.46
Brad R. Duhon	9/15/2013	545465	$671.98
Braden C. Despot	9/15/2013	545466	$671.98
Bresco, Inc.	9/15/2013	545467	$501.55
Brett C. Barton	9/15/2013	545468	$169.74
Bruce Graham Roberts	9/15/2013	545469	$134.54
Burlington Resources Oil & Gas	9/15/2013	545470	$81,978.02
C. Bradley Wilson Rev. Trust	9/15/2013	545471	$64.64
Caddo Minerals, Inc.	9/15/2013	545472	$64.72
Cade Production LLC	9/15/2013	545473	$3,574.23
Canadian Kenwood Company	9/15/2013	545474	$1,451.32

MOR-55

All Disbursements for the Current Reporting Month

September 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Candyce James Alexander	9/15/2013	545475	$530.93
Candyce W. Evertson	9/15/2013	545476	$900.74
Carmona Johnston	9/15/2013	545477	$1,016.00
Carol Frank	9/15/2013	545478	$906.03
Carol Worsham	9/15/2013	545479	$119.46
Carolyn F. Underwood	9/15/2013	545480	$83.58
Carter Wooten Rountree	9/15/2013	545481	$226.08
Cecil I & Georgine A Murray	9/15/2013	545482	$7,536.44
Chadwick T. Crist	9/15/2013	545483	$1,016.00
Charlene K. Williams	9/15/2013	545484	$4,099.98
Charles E. Mercer Jr.	9/15/2013	545485	$2,264.06
Charles Turner	9/15/2013	545486	$225.19
Charline Thompson	9/15/2013	545487	$300.30
Chevron North America	9/15/2013	545488	$64.64
Cheyenne Royalties, LLC	9/15/2013	545489	$580.61
Christopher J. Evoniuk	9/15/2013	545490	$2,215.91
Clara Lentz Westmoreland	9/15/2013	545491	$492.25
Clifford Cole, Jr.	9/15/2013	545492	$118.04
Coletta Lester Davis	9/15/2013	545493	$68.14
Collin Jones	9/15/2013	545494	$176.27
Collin Serhienko	9/15/2013	545495	$989.00
Columbia Enterprises	9/15/2013	545496	$1,007.93
Come Big or Stay Home, LLC	9/15/2013	545497	$325.42
Connie Raylene Brooks	9/15/2013	545498	$272.90
Connie Schaper	9/15/2013	545499	$989.00
ConocoPhillips Company	9/15/2013	545500	$434.16
Corley Fam Tr, Trustee o/t	9/15/2013	545501	$143.48
Coronado Resources 2013 LP	9/15/2013	545502	$71.91
Cowden Capital Investments LP	9/15/2013	545503	$160.22
Craig F. Anderson	9/15/2013	545504	$254.30
D.J. Stuber Land & Royalty Tr	9/15/2013	545505	$307.49
Dale G. Evoniuk	9/15/2013	545506	$1,394.00
Dale Williston Minerals	9/15/2013	545507	$630.04
Dana D. Reaud c/o	9/15/2013	545508	$83.13
Daniel Finley	9/15/2013	545509	$161.62
David Dickson Corley	9/15/2013	545510	$143.48
David V. Kubas	9/15/2013	545511	$285.29
David Wahus	9/15/2013	545512	$85.28
Dean & Gail Gudahl Trust	9/15/2013	545513	$111.94
Dean George Murray	9/15/2013	545514	$304.36
Dean Hartman	9/15/2013	545515	$1,768.86
Deborah Lynn Sinclair Caudle	9/15/2013	545516	$246.14
Deborah Shaw Johnson	9/15/2013	545517	$186.27
Denver and Mary Thompson	9/15/2013	545518	$15,337.52
Desert Partners IV, L.P.	9/15/2013	545519	$551.84

MOR-56

All Disbursements for the Current Reporting Month

September 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Dianne Glovatsky	9/15/2013	545520	$83.58
Dianne Harrist Whatley	9/15/2013	545521	$95.71
Dianne N. Hancock & J. Wayne	9/15/2013	545522	$89.13
Dickinson St Univ Foundation	9/15/2013	545523	$280.80
Dolores A. Tibiletti	9/15/2013	545524	$381.56
Don J. Kuntz	9/15/2013	545525	$464.97
Don Trotter, et ux	9/15/2013	545526	$135.80
Donald Wahus	9/15/2013	545527	$341.07
Donald William Basaraba	9/15/2013	545528	$786.33
Doris Nann Mercer Chandler &	9/15/2013	545529	$2,264.03
Doristine Milligan	9/15/2013	545530	$90.06
Dorothy & Philip Jones	9/15/2013	545531	$818.69
Dorothy Gerhardt (Life Tenant)	9/15/2013	545532	$52.75
Douglas Stanley Herring	9/15/2013	545533	$94.36
Dunbar Oil and Gas, Ltd.	9/15/2013	545534	$161.41
E. Baker & Associates	9/15/2013	545535	$79.62
EXCO Operating Company, LP	9/15/2013	545536	$4,466.64
Eagle Oil & Gas Co.	9/15/2013	545537	$93.56
East Texas Oil & Gas Rp.	9/15/2013	545538	$301.43
Eckard Global, LLC	9/15/2013	545539	$801.06
Ed Don Jensen	9/15/2013	545540	$264.03
Edith Waites	9/15/2013	545541	$83.00
Edward Brawner	9/15/2013	545542	$357.57
Edward M&Barbara L Anheluk	9/15/2013	545543	$172.63
Edward P. Stiles u/w/o	9/15/2013	545544	$83.01
Elaine Marie Mayer	9/15/2013	545545	$381.56
Elaine Woodley Harris	9/15/2013	545546	$3,603.05
Eleanor J. Basaraba, a widow	9/15/2013	545547	$2,642.09
Elizabeth M. Richter-Chamrad &	9/15/2013	545548	$784.03
Ella Basaraba	9/15/2013	545549	$2,642.09
Ella Mae & Thomas P.	9/15/2013	545550	$127.91
Ella Marie Marshall	9/15/2013	545551	$92.44
Emil A. Anheluk	9/15/2013	545552	$71.94
Emily Bradbury	9/15/2013	545553	$1,978.04
Emma Prokop	9/15/2013	545554	$818.69
Ernest & Karla Akovenko	9/15/2013	545555	$818.69
Evelyn J. Allram	9/15/2013	545556	$127.91
F. Darrell Hamilton	9/15/2013	545557	$65.51
FIG 2013 Drilling and	9/15/2013	545558	$7,340.05
Faulconer 2004 Ltd. Ptnrship	9/15/2013	545559	$688.54
Faulconer Energy L.P.	9/15/2013	545560	$1,221.99
Faye Lawler	9/15/2013	545561	$280.80
Fedora Family Mineral Trust	9/15/2013	545562	$264.02
Fergus & Elizabeth Nelson	9/15/2013	545563	$1,150.20
Fidelity Expl. & Prod. Company	9/15/2013	545564	$3,319.66

MOR-57

All Disbursements for the Current Reporting Month

September 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Flanoy Holden Choate & Annie	9/15/2013	545565	$82.36
Fleischaker Mineral Company,	9/15/2013	545566	$32.25
Francis P. Hadlock III, Dcsd.	9/15/2013	545567	$183.95
Frank A. Clark, Jr.	9/15/2013	545568	$64.72
Frank McMillin Wooten	9/15/2013	545569	$226.08
Frank T. Bruce	9/15/2013	545570	$120.19
Fred D. Overman	9/15/2013	545571	$522.70
Gadeco, LLC	9/15/2013	545572	$2,957.52
Garrett BTF Minerals, LLC	9/15/2013	545573	$98.24
Gary Cooper	9/15/2013	545574	$70.05
Gary Glovatsky	9/15/2013	545575	$1,210.01
Gary Kornegay	9/15/2013	545576	$254.30
Glenn J. Nichenko	9/15/2013	545577	$419.35
Goldco Energy Corporation	9/15/2013	545578	$171.52
Good Shepherds Royalty Trust	9/15/2013	545579	$307.01
Gordon W. Sangster	9/15/2013	545580	$86.12
Harold Lawrence & Vanice	9/15/2013	545581	$58.91
Heidi C. Barton	9/15/2013	545582	$169.74
Henry J. and Barbara A. Glick	9/15/2013	545583	$5,808.46
Henry L. Cooper	9/15/2013	545584	$560.50
Holt Production, L.L.C.	9/15/2013	545585	$3,574.23
Home on The Range For Boys	9/15/2013	545586	$2,022.01
Howard Lange	9/15/2013	545587	$5,078.87
Howard Spencer Anderson	9/15/2013	545588	$51.90
Hunt Oil Company	9/15/2013	545589	$590.80
Iowa Holding Company,	9/15/2013	545590	$894.20
Irish Oil & Gas Inc.	9/15/2013	545591	$1,081.51
J. R. Glennon, Inc.	9/15/2013	545592	$410.07
J.E. Bragg, Jr. and	9/15/2013	545593	$231.45
JJS Working Interests LLC	9/15/2013	545594	$164.70
Jack & Lorene Akovenko	9/15/2013	545595	$818.69
Jacob C. Bell Jr	9/15/2013	545596	$16,035.61
Jae Holdings, L.L.C.	9/15/2013	545597	$671.98
James E. Whiteside	9/15/2013	545598	$1,137.00
James Greg Wren	9/15/2013	545599	$505.72
James L & Elva Lou Johnston	9/15/2013	545600	$5,306.56
James Spencer Jones II	9/15/2013	545601	$1,080.08
Jane F. Fitterer Fam Tr dtd	9/15/2013	545602	$52.75
Jane Meeks Vitrano	9/15/2013	545603	$137.11
Janet L. Higgins-Jerry	9/15/2013	545604	$83.58
Janis Goodrich	9/15/2013	545605	$225.19
Jeff F. Haich & Victoria Marie	9/15/2013	545606	$786.34
Jennie Mae Shiner	9/15/2013	545607	$71.91
Jeremiah Turner Stallworth	9/15/2013	545608	$143.76
Jerry Alan Jones	9/15/2013	545609	$176.27

MOR-58

All Disbursements for the Current Reporting Month

September 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Jerry C. Van Wert	9/15/2013	545610	$81.74
Jimmy Allman & wife,	9/15/2013	545611	$184.96
North Dakota D.H.S.	9/15/2013	545612	$371.90
Joel R. Woodley	9/15/2013	545613	$900.74
John Francis Van Wert Jr.	9/15/2013	545614	$81.74
John Henry Mitchell	9/15/2013	545615	$189.54
John Mosely Newsom	9/15/2013	545616	$2,003.45
John Payton Clark	9/15/2013	545617	$64.72
John Ralph James	9/15/2013	545618	$73.58
John Sinclair	9/15/2013	545619	$246.14
John Todaro And	9/15/2013	545620	$176.23
John W. Mayer	9/15/2013	545621	$381.56
John and Louise Dutchuk	9/15/2013	545622	$1,079.70
Josephine Williams Yancy	9/15/2013	545623	$71.91
Joyce Kostenko	9/15/2013	545624	$58.91
Judy Harris	9/15/2013	545625	$1,455.46
Jules Talmage Liston	9/15/2013	545626	$97.13
Julie A. Ellison	9/15/2013	545627	$102.44
June Jones	9/15/2013	545628	$176.28
Justine Jearmchuk Bauer	9/15/2013	545629	$52.06
Kathryn Ann Munson	9/15/2013	545630	$272.90
Kathy Jo Cline	9/15/2013	545631	$786.34
Kelly D. Robinson, Rev Lvg	9/15/2013	545632	$590.80
Ken E. Herring	9/15/2013	545633	$94.36
Kenneth M. Mayer	9/15/2013	545634	$381.56
Kevin & Sonya Hartman	9/15/2013	545635	$1,768.86
Kevin Anderson	9/15/2013	545636	$254.30
Kevin M. Brittner	9/15/2013	545637	$84.74
Kimberley Levine	9/15/2013	545638	$84.74
Kirby L. Dasinger &	9/15/2013	545639	$110.02
Knapp Oil Corporation	9/15/2013	545640	$581.43
Kodiak Oil & Gas (USA) Inc.	9/15/2013	545641	$44,165.44
Kubas Fam Min Tr dtd 4/10/1980	9/15/2013	545642	$1,997.00
LOMOCO, Inc.	9/15/2013	545643	$64.72
Lacy Properties, LTD.	9/15/2013	545644	$111.51
Lamar Rase	9/15/2013	545645	$280.81
Laura A. Lang	9/15/2013	545646	$102.44
Laura Turner	9/15/2013	545647	$225.19
Lawrence M. Nilsen	9/15/2013	545648	$566.16
Leonard W. Nichenko	9/15/2013	545649	$409.34
Linda Puryear Dominick	9/15/2013	545650	$1,335.66
Lisa Thomas	9/15/2013	545651	$176.28
Logan Resources, LLC	9/15/2013	545652	$133.86
Lois E. Basaraba, a widow	9/15/2013	545653	$2,264.64
Loretta Akovenko	9/15/2013	545654	$818.69

MOR-59

All Disbursements for the Current Reporting Month

September 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Lorna Ann Matthiesen	9/15/2013	545655	$291.17
Louis Dorfman	9/15/2013	545656	$59.43
Louise Moore Ferr Shavin	9/15/2013	545657	$58.01
MAP2006-OK	9/15/2013	545658	$772.34
MBI Royalties, LLC	9/15/2013	545659	$145.37
Mabel Jean Wilson	9/15/2013	545660	$280.28
Malcolm Evans	9/15/2013	545661	$295.53
Mamie Rogers Yandle	9/15/2013	545662	$62.97
Map2003-Net	9/15/2013	545663	$258.37
Marcia Jannenga	9/15/2013	545664	$83.58
Marcia N Anderson RevTr UTA	9/15/2013	545665	$566.16
Marco Minerals	9/15/2013	545666	$1,273.09
Margaret Ann Newsom Waits	9/15/2013	545667	$2,137.03
Margaret F. Marczuk	9/15/2013	545668	$51.81
Margarita Wilson	9/15/2013	545669	$71.91
Maribeth Turner	9/15/2013	545670	$225.19
Marjorie Evoniuk, a widow &	9/15/2013	545671	$2,788.00
Mark D. Keys	9/15/2013	545672	$119.46
Marleta Chadwick Trust	9/15/2013	545673	$108.45
Martha Susan White	9/15/2013	545674	$82.33
Martrae L. Poindexter	9/15/2013	545675	$68.14
Marty B. Kuntz-Stiedl	9/15/2013	545676	$348.65
Mary F. James Mercer	9/15/2013	545677	$910.53
Maxine Hawes	9/15/2013	545678	$381.56
Melanie Crawford	9/15/2013	545679	$1,335.64
Michael D. Prokop, a s/m	9/15/2013	545680	$754.89
Michael E and Connie J Kasian	9/15/2013	545681	$69.69
Michael Marczuk, Indiv/Heir	9/15/2013	545682	$73.13
Michael W. Basaraba	9/15/2013	545683	$377.44
Midland Trust	9/15/2013	545684	$403.04
Millard F. Glover Family Trust	9/15/2013	545685	$64.39
Miller Trust Dated 2-25-08	9/15/2013	545686	$86.92
Milton Glovatsky (WI)	9/15/2013	545687	$141.83
Monte Sandvick and	9/15/2013	545688	$231.45
Monte Zakopayko	9/15/2013	545689	$838.69
Muriel Whiteside Char Trust	9/15/2013	545690	$516.74
Myco Industries, Inc.	9/15/2013	545691	$396.01
Myrtle May Gudahl	9/15/2013	545692	$99.49
NJ Schank & B Schank Irv Mn Tr	9/15/2013	545693	$1,141.14
Nancy Cerroni	9/15/2013	545694	$280.80
Nancy E. Davis	9/15/2013	545695	$56.01
Neal B. Anderson	9/15/2013	545696	$254.30
Neil W. Mohr and Judith A.	9/15/2013	545697	$58.91
Nellie May Gohlke Trust	9/15/2013	545698	$53.82
Nisku Royalty, LP	9/15/2013	545699	$259.12

MOR-60

All Disbursements for the Current Reporting Month

September 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
ONRR - Royalty	9/15/2013	545701	$11,119.65
Orville M. Erickson	9/15/2013	545702	$4,872.67
Owen B. Whatley	9/15/2013	545703	$95.69
Pamela J. Hartwig	9/15/2013	545704	$1,230.00
Patricia Ann Ramsey	9/15/2013	545705	$183.95
Patricia Kay Malkowski, a m/w	9/15/2013	545706	$786.33
Patrick G. Frank and	9/15/2013	545707	$906.03
Paul D. Hess	9/15/2013	545708	$87.13
Pearlie H. Cole	9/15/2013	545709	$373.71
Pendleton G. Baldwin Jr.	9/15/2013	545710	$183.95
Petroleum Investments, Inc.	9/15/2013	545711	$1,007.93
Phillip Mandel	9/15/2013	545712	$290.38
Pinebough Properties, LTD.	9/15/2013	545713	$136.22
QPC 3, LP	9/15/2013	545714	$917.76
RSD Holdings, LLC	9/15/2013	545715	$161.41
Red Rocks Company, LLC	9/15/2013	545716	$455.54
Reed/Cunningham LP	9/15/2013	545717	$124.53
Reynolds Drilling Co., Inc.	9/15/2013	545718	$2,677.56
Roadrunner Oil & Gas	9/15/2013	545719	$295.39
Robert & Josephine Wehrung	9/15/2013	545720	$1,060.90
Robert I. Allday	9/15/2013	545721	$111.90
Robert and Margie Rather Trust	9/15/2013	545722	$1,131.31
Rockie & Jeanne Kukla	9/15/2013	545723	$1,572.31
Ronald H. Sangster d/b/a	9/15/2013	545724	$86.12
Ronnie Boltz	9/15/2013	545725	$280.80
Roy & Margaret Berryman	9/15/2013	545726	$84.49
Roy Elbert Johnson	9/15/2013	545727	$81.05
Roy G. Barton III	9/15/2013	545728	$169.74
Roy Michael Basaraba	9/15/2013	545729	$786.33
Ruth E. Geinert	9/15/2013	545730	$4,859.25
Ryan M. and Lisa Kuntz,	9/15/2013	545731	$619.59
S & P Company	9/15/2013	545732	$329.39
SD Resources LTD	9/15/2013	545733	$59.43
SR Royalty LLC	9/15/2013	545734	$406.71
Sally Hesser Bates	9/15/2013	545735	$148.41
Sally Kennedy Allday	9/15/2013	545736	$111.90
Sally Van Wert Satterwhite	9/15/2013	545737	$81.74
Sammie Lester Jr.	9/15/2013	545738	$68.14
Samson Lone Star, LLC	9/15/2013	545739	$667.82
Sandra Byrd	9/15/2013	545740	$1,335.65
Sandra Schaefer	9/15/2013	545741	$818.69
Sandy River Resources, LLC	9/15/2013	545742	$254.00
Sarah Jean Harper	9/15/2013	545743	$103.80
Scott A. Harris	9/15/2013	545744	$1,455.46
Scott Anderson	9/15/2013	545745	$254.30

MOR-61

All Disbursements for the Current Reporting Month

September 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Shadwell Resources, LLC	9/15/2013	545746	$1,590.65
Shannon M. Fritz	9/15/2013	545747	$464.87
Sheila D. Walker	9/15/2013	545748	$4,099.98
Sherran Petroleum LLC	9/15/2013	545749	$133.86
Simeon Frances Wooten, III	9/15/2013	545750	$226.08
Singer Bros. LLC	9/15/2013	545751	$2,322.30
Sklarco L.L.C.	9/15/2013	545752	$218.11
Slawson Exploration Co., Inc.	9/15/2013	545753	$494.81
Sool, Ltd.	9/15/2013	545754	$917.76
St. Luke's Foundation	9/15/2013	545755	$280.81
State of ND acting by/through	9/15/2013	545756	$18,064.74
State of ND acting by/through	9/15/2013	545757	$4,469.25
Stephanie Klym	9/15/2013	545758	$786.33
Stephen Matt Gose III	9/15/2013	545759	$410.07
Stephen Paul Herring	9/15/2013	545760	$94.36
Steven A. Kuntz	9/15/2013	545761	$464.97
Steven J. Prokop	9/15/2013	545762	$754.89
Susan Foster	9/15/2013	545763	$291.17
T.L. & Betty Bezzerides	9/15/2013	545764	$87.13
Terri L. Hasdorff	9/15/2013	545765	$141.13
Texas-Ellis Properties LTD	9/15/2013	545766	$56.48
The Anthony & Teresa Kessel	9/15/2013	545767	$786.34
The Armstrong Corporation	9/15/2013	545768	$10,651.62
The Gose Family Trust	9/15/2013	545769	$2,873.48
The Nancy A. Green Trust	9/15/2013	545770	$102.44
The Olienyk Revoc. Living Tr.	9/15/2013	545771	$2,642.09
The Pfanenstiel Company, LLC	9/15/2013	545772	$3,050.74
Thomas H. Gose	9/15/2013	545773	$407.08
Thomas Kennedy	9/15/2013	545774	$224.03
Timothy Glovatsky	9/15/2013	545775	$89.13
Todd Murray	9/15/2013	545776	$304.36
Tommy D. Walker	9/15/2013	545777	$97.12
Tony I. Rambousek Mineral	9/15/2013	545778	$1,141.15
Triple J Investments Inc.	9/15/2013	545779	$240.72
Trust U/W/O Sallie Mcgee Lentz	9/15/2013	545780	$984.50
UR Of America LTD, Aka	9/15/2013	545781	$112.89
Valdus Energy, LLC	9/15/2013	545782	$295.39
Vernon L Foster Jr-2001 Dcl of	9/15/2013	545783	$1,116.15
Vernon L. Herring	9/15/2013	545784	$94.36
Victory Exploration, LLC	9/15/2013	545785	$54.43
Wallace J Wock&Virginia B Wock	9/15/2013	545786	$11,513.03
William F. Michaels, Indvly&as	9/15/2013	545787	$1,585.74
William J, Jr. & Virginia A.	9/15/2013	545788	$1,066.28
William P. Finley	9/15/2013	545789	$161.62
William W. Curtis	9/15/2013	545790	$161.76

MOR-62

All Disbursements for the Current Reporting Month

September 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Willie F. Cooper, III	9/15/2013	545791	$70.05
Willie Richardson And	9/15/2013	545792	$117.12
XTO Energy Inc.	9/15/2013	545793	$26,764.20
Yancey/Cunningham Family, LP	9/15/2013	545794	$124.53
Yates Petroleum Corporation	9/15/2013	545795	$20,355.89
Youngblood, Ltd.	9/15/2013	545796	$762.68
Yvonne Wock	9/15/2013	545797	$786.33
			$1,056,278.71

MOR-63

Exhibit V

GMX Bank Reconciliation
Operating Account, Sweep Account & Controlled Disbursements Account
Ending Balance per Bank Statement	$4,642,609
Plus: Total Amount of Outstanding Deposits	22,703
Minus: Total Amount of Outstanding Checks and Other Debits *	(481,530)
Minus Service Charges	—
Ending Balance per Check Register **(a)	$4,183,782

The summary pages of the Company's three bank statements that make up the total operating accounts are provided below.

MOR-64

Capital One Bank

Cycle Statement
Report Date 10/1/13

GMX RESOURCES, INC
OPERATING ACCOUNT
"DIP" WESTERN DISTRICT OF OKLAHOMA
CASE NO. 13-11456 (SAH)
9400 N BROADWAY - SUITE 600
OKLAHOMA CITY OK 73114

ACCOUNT NUMBER	[redacted]
BEGINNING	09/01/13
ENDING	09/30/13
ENCLOSURES	0
SPECIAL HANDL	
SSN#/TAX ID	[redacted]

PAGE 1 OF 11

* * * * * * * * * * * COMMERCIAL CHECKING ACCOUNT SUMMARY * * * * * * * * * * *

PREVIOUS BALANCE		167,412.02	AVG COLL BALANCE	
+	60 CREDITS/DEPOSITS	130,384,599.28		147,986.33
-	70 DEBITS/CHECKS	130,402,011.30	YTD INTEREST PAID	
-	SERVICE CHARGES	.00		.00
+	INTEREST PAID	.00		
ENDING BALANCE		150,000.00		

DEPOSITS AND OTHER CREDITS

DATE	AMOUNT	TRANSACTION DESCRIPTION		REF NO
09/03	6,095,084.53	ACH deposit	090313	
		SWEEP REPURCHASE PRINCIPAL		065000090000005
		GMX RESOURCES, INC CUST. PRIN CR		
09/03	1,998.54	ACH deposit	090313	
		DCP EAST TEXAS H GAS PURCH		A13241006560856
		GMX RESOURCES INC 556550		
09/03	33.86	ACH deposit	090313	
		SWEEP REPURCHASE INTEREST		065000090000017
		GMX RESOURCES, INC CUST. INT. CR		
09/04	6,085,145.34	ACH deposit	090413	
		SWEEP REPURCHASE PRINCIPAL		065000090000005
		GMX RESOURCES, INC CUST. PRIN CR		
09/04	101,275.45	Customer deposit		66254491
09/04	3,456.18	Wire transfer deposit	090413	
		WASKOM MIDSTREAM LLC		
		130904133356F101		
09/04	8.45	ACH deposit	090413	
		SWEEP REPURCHASE INTEREST		065000090000017
		GMX RESOURCES, INC CUST. INT. CR		
09/05	5,720,240.22	ACH deposit	090513	
		SWEEP REPURCHASE PRINCIPAL		065000090000005
		GMX RESOURCES, INC CUST. PRIN CR		
09/05	7.94	ACH deposit	090513	
		SWEEP REPURCHASE INTEREST		065000090000017
		GMX RESOURCES, INC CUST. INT. CR		
09/06	5,456,326.97	ACH deposit	090613	
		SWEEP REPURCHASE PRINCIPAL		065000090000005
		GMX RESOURCES, INC CUST. PRIN CR

MOR-65

Capital One Bank
Commercial Banking Group

MANAGE YOUR CASH
CASH MANAGEMENT | CHECKING | MONEY MARKET | CDs | LOANS

GMX RESOURCES, INC
"DIP" WESTERN DISTRICT OF OKLAHOMA
CASE NO. 13-11456 (SAH)
9400 N. BROADWAY - SUITE 600
OKLAHOMA CITY OK 73114

▸ Contact your Relationship Manager to discuss targeted solutions for your evolving business needs.

ACCOUNT SUMMARY FOR PERIOD SEPTEMBER 01, 2013 -SEPTEMBER 30, 2013

Commercial Checking [redacted] **GMX RESOURCES, INC**

Previous Balance 08/31/13	$0.00	Number of Days in Cycle	30
20 Deposits/Credits	$4,123,223.78	Minimum Balance This Cycle	$0.00
1543 Checks/Debits	($4,123,223.78)	Average Collected Balance	$12.31
Service Charges	$0.00		
Ending Balance09/30/13	$0.00		

ACCOUNT DETAIL FOR PERIOD SEPTEMBER 01, 2013- SEPTEMBER 30, 2013

Commercial Checking [redacted] **GMX RESOURCES, INC**

Date	Description	Deposits/Credits	Withdrawals/Debits	Resulting Balance
09/03	Control disbursement funding CAP CD INHOUSE CONT.DISB. 090313 GMX RESOURCES	$29,383.61		$29,383.61
09/03	Check 543807		$8,230.76	$21,152.85
09/03	Check 544013		$2,222.77	$18,930.08
09/03	Check 543968		$2,222.76	$16,707.32
09/03	Check 544106		$1,947.25	$14,760.07
09/03	Check 216390		$1,763.81	$12,996.26
09/03	Check 543808		$1,675.12	$11,321.14
09/03	Check 216396		$1,571.25	$9,749.89
09/03	Check 543566		$1,218.17	$8,531.72
09/03	Check 544032		$1,095.34	$7,436.38
09/03	Check 216373		$895.89	$6,540.49
09/03	Check 543444		$832.69	$5,707.80
09/03	Check 216385		$714.34	$4,993.46
09/03	Check 543589		$523.71	$4,469.75
09/03	Check 216397		$460.50	$4,009.25
09/03	Check 543369		$390.73	$3,618.52
09/03	Check 543507		$390.73	$3,227.79
09/03	Check 544239		$295.21	$2,932.58

Thank you for banking with us.

PAGE 1 OF 50

Branch bank products and services offered by Capital One, N.A.,
Capital One Bank is a trade name of Capital One, N.A.
and does not refer to a separately insured institution,
Member FDIC, © 2013 Capital One, All rights reserved.

MEMBER FDIC
EQUAL HOUSING LENDER

MOR-66

Capital One Bank
Investments Department
P.O. Box 85532
Richmond, VA 23285-5532
(866) 632-8888

GMX RESOURCES, INC
9400 NORTH BROADWAY SUITE 600
OKLAHOMA CITY,OK 73114

ACCOUNT NUMBER [redacted]
CUSTOMER NUMBER [redacted]

OVERNIGHT INVESTMENT RECAP FOR THE MONTH

DATES	YIELD	RATE	REPO/ EURO	INVESTMENT PURCHASE	INTEREST EARNED	INVESTMENT REDEMPTION
09/03/13@ 1	0.0507%	0.0500%	R	6,085,145.34	8.45	6,085,153.79
09/04/13@ 1	0.0507%	0.0500%	R	5,720,240.22	7.94	5,720,248.16
09/05/13@ 1	0.0507%	0.0500%	R	5,456,326.97	7.58	5,456,334.55
09/06/13@ 3	0.0507%	0.0500%	R	5,417,568.62	22.57	5,417,591.19
09/09/13@ 1	0.0507%	0.0500%	R	7,000,484.97	9.72	7,000,494.69
09/10/13@ 1	0.0507%	0.0500%	R	6,958,006.14	9.66	6,958,015.80
09/11/13@ 1	0.0507%	0.0500%	R	6,894,637.71	9.58	6,894,647.29
09/12/13@ 1	0.0507%	0.0500%	R	6,836,454.98	9.50	6,836,464.48
09/13/13@ 3	0.0507%	0.0500%	R	6,549,107.47	27.29	6,549,134.76
09/16/13@ 1	0.0507%	0.0500%	R	7,789,286.47	10.82	7,789,297.29
09/17/13@ 1	0.0507%	0.0500%	R	7,566,905.89	10.51	7,566,916.40
09/18/13@ 1	0.0507%	0.0500%	R	6,862,283.95	9.53	6,862,293.48
09/19/13@ 1	0.0507%	0.0500%	R	6,532,527.30	9.07	6,532,536.37
09/20/13@ 3	0.0507%	0.0500%	R	6,360,306.56	26.50	6,360,333.06
09/23/13@ 1	0.0507%	0.0500%	R	6,007,871.96	8.34	6,007,880.30
09/24/13@ 1	0.0507%	0.0500%	R	5,756,724.81	8.00	5,756,732.81
09/25/13@ 1	0.0507%	0.0500%	R	5,731,733.55	7.96	5,731,741.51
09/26/13@ 1	0.0507%	0.0500%	R	5,282,404.64	7.34	5,282,411.98
09/27/13@ 3	0.0507%	0.0500%	R	5,330,047.57	22.21	5,330,069.78
09/30/13@ 1	0.0507%	0.0500%	R	4,492,608.25	6.24	4,492,614.49
28 DAY TOTAL:	0.0507%	0.0500%		6,140,883.35	238.81	6,141,122.16

TOTAL INVESTMENT DOLLARS MTD:	124,630,673.37
TOTAL INTEREST EARNED MTD:	238.81
TOTAL INVESTMENT RETURNS MTD:	124,630,912.18

MOR-67

Exhibit VI

Receivables in the Over 90 Days Category

Customer	Receivable Date	Status
Brown Bros. Invesment Co.	4/15/2013	Have Contacted; Awaiting Response
Brown Bros. Invesment Co.	5/15/2013	Have Contacted; Awaiting Response
Brown Bros. Invesment Co.	6/15/2013	Have Contacted; Awaiting Response
Brown Credit Shelter Trust	4/15/2013	Paid
Deep Rock Resources LLC	6/15/2013	Paid
Esther M. Aberle	4/15/2013	Have Contacted; Awaiting Response
Esther M. Aberle	5/15/2013	Have Contacted; Awaiting Response
Esther M. Aberle	6/15/2013	Have Contacted; Awaiting Response
FIG 2013 Drilling and	5/31/2013	Working with Company; trying to resolve
Frank E. Novy Trust	4/15/2013	Have Contacted; Awaiting Response
Frank E. Novy Trust	5/15/2013	Have Contacted; Awaiting Response
Frank E. Novy Trust	6/15/2013	Have Contacted; Awaiting Response
Harvest Oil Company, LLC	4/15/2013	Have Contacted; Awaiting Response
Harvest Oil Company, LLC	5/15/2013	Have Contacted; Awaiting Response
Honcho Energy Operating LLC	4/15/2013	Credit due from Reynolds Drilling
Honcho Energy Operating LLC	5/15/2013	Credit due from Reynolds Drilling
Honcho Energy Operating LLC	6/15/2013	Credit due from Reynolds Drilling
JJ Oil, LLC	4/30/2013	Have Contacted; Awaiting Response
Jo An Paulsen Trust	6/15/2013	Working with Company; trying to resolve
LARCO Resources, LLC	4/15/2013	Have Contacted; Awaiting Response
LARCO Resources, LLC	4/30/2013	Have Contacted; Awaiting Response
LARCO Resources, LLC	5/31/2013	Have Contacted; Awaiting Response
LSM Energy, Inc.	4/15/2013	Have Contacted; Awaiting Response
LSM Energy, Inc.	5/15/2013	Have Contacted; Awaiting Response
LSM Energy, Inc.	6/15/2013	Have Contacted; Awaiting Response
Larry W. Miller	4/15/2013	Have Contacted; Awaiting Response
Larry W. Miller	5/15/2013	Have Contacted; Awaiting Response
Larry W. Miller	6/15/2013	Have Contacted; Awaiting Response
Loutex Production Company	4/15/2013	Have Contacted; Awaiting Response
Loutex Production Company	5/15/2013	Have Contacted; Awaiting Response
Loutex Production Company	6/15/2013	Have Contacted; Awaiting Response
Lowell Novy	4/15/2013	Have Contacted; Awaiting Response
Lowell Novy	5/15/2013	Have Contacted; Awaiting Response
Lowell Novy	6/15/2013	Have Contacted; Awaiting Response
Maryann Kleban-Shannon	4/15/2013	Working with Company; trying to resolve
Maryann Kleban-Shannon	5/15/2013	Working with Company; trying to resolve

MOR-68

Exhibit VI

Receivables in the Over 90 Days Category

Customer	Receivable Date	Status
Maryann Kleban-Shannon	6/15/2013	Working with Company; trying to resolve
Maryann Kleban-Shannon-L.A.	4/15/2013	Working with Company; trying to resolve
Maryann Kleban-Shannon-LA RRP	4/15/2013	Working with Company; trying to resolve
Maryann Kleban-Shannon-LA RRP	5/15/2013	Working with Company; trying to resolve
Maryann Kleban-Shannon-LA RRP	6/15/2013	Working with Company; trying to resolve
Melvin Kleban Trust - Log	4/15/2013	Working with Company; trying to resolve
Melvin Kleban Trust - Log	5/15/2013	Working with Company; trying to resolve
Melvin Kleban Trust - Log	6/15/2013	Working with Company; trying to resolve
Miller Oil & Gas LLC	4/30/2013	Working with Company; trying to resolve
Miller Oil & Gas LLC	5/31/2013	Working with Company; trying to resolve
Northern Energy Corporation	4/15/2013	Have Contacted; Awaiting Response
Northern Energy Corporation	4/30/2013	Have Contacted; Awaiting Response
Northern Energy Corporation	5/31/2013	Have Contacted; Awaiting Response
Stephen A. Park	6/15/2013	Have Contacted; Awaiting Response
TDW, LLC	5/31/2013	Have Contacted; Awaiting Response
Endeavor Pipeline, Inc	4/30/2013	Related Company - No payment required
Endeavor Pipeline, Inc	5/31/2013	Related Company - No payment required
Endeavor Pipeline, Inc	6/30/2013	Related Company - No payment required

MOR-69